UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12

BOX, INC.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

Starboard Value and Opportunity S LLC

Starboard Value and Opportunity C LP

Starboard Value and Opportunity Master Fund L LP

Starboard Value L LP

Starboard Value R LP

Starboard Value R GP LLC

Starboard x master Fund LTD

STARBOARD VALUE GP LLC

STARBOARD PRINCIPAL CO LP

STARBOARD PRINCIPAL CO GP LLC

JEFFREY C. SMITH

PETER A. FELD

DEBORAH S. CONRAD

XAVIER D. WILLIAMS

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Starboard Value and Opportunity Master Fund Ltd

July 20, 2021

Dear Fellow BOX Stockholders:

Starboard Value and Opportunity Master Fund Ltd (together with its affiliates, “Starboard” or “we”) and the other participants in this solicitation are the beneficial owners of an aggregate of 13,015,845 shares, or approximately 8.4% of the outstanding Class A common stock, par value $0.0001 per share (the “Common Stock”) of Box, Inc., a Delaware corporation (“BOX” or the “Company”), making us one of the Company’s largest stockholders. For the reasons set forth in the attached Proxy Statement, we believe significant changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that BOX is managed and overseen in a manner consistent with your best interests. We have nominated a slate of three (3) highly-qualified director candidates for election to the Board at the Company’s upcoming 2021 Annual Meeting of Stockholders (the “Annual Meeting”).

BOX is a leading player in the content management category of enterprise software, with a cloud-native offering and a best-of-breed solution. However, despite its technology leadership and strong competitive positioning, we believe the Company remains deeply undervalued with opportunities to unlock significant value within the control of management and the Board. While we believe the Company has promising future prospects, BOX has suffered from suboptimal operating and financial results, as well as poor compensation and corporate governance practices, resulting in stock price underperformance and the Company trading at one of the lowest multiples of revenue in the software industry. It has now been over two years since we first highlighted our serious concerns to the Company and, unfortunately, despite having reached a settlement agreement with BOX in March 2020, not nearly enough has been done to address these serious issues. In addition, over the past few months, while facing pressure from Starboard, BOX has taken actions that we believe are not in the best interest of stockholders and serve only to entrench the Board and preserve the status quo.

As the expiration of the standstill provisions in the 2020 settlement agreement was approaching in March 2021, and as it became clear to BOX that we were not pleased with the Company’s progress and would likely seek to effect change at the upcoming Annual Meeting, BOX chose to take unilateral actions to first extend the standstill period in our settlement agreement by extending the nomination deadline for the Annual Meeting, and shortly thereafter, execute a series of transactions that we believe serve no bona fide business purpose and were done for defensive purposes to dilute the vote of common stockholders by placing a large voting block of preferred stock with a new private equity investor. We believe these transactions were not in the best interests of stockholders and were transparently done to “buy the vote” ahead of a potential election contest with Starboard. We further believe the Board’s about-face on the preferred equity voting obligations in response to the recent class action lawsuit filed against the Board further demonstrates the Board’s defensive and entrenchment-minded motives.

We have continued to attempt to engage with the Company to find a mutually agreeable solution even following these egregious actions. Unfortunately, the Company has been unwilling to work with us to find a solution that we believe reflects the degree of change that is necessary to drive the Company forward to create value for all stockholders. It has therefore become clear to us that additional change on the Board is required to drive much needed change at BOX and to provide renewed accountability to stockholders.

We strongly believe that BOX can improve its strategy, operations, execution, and Board oversight, and we are confident that the qualified slate of professionals we nominated are well-equipped to serve as directors of the Company. The three (3) director candidates we have nominated – Deborah S. Conrad, Peter A. Feld, and Xavier D. Williams – have deeply relevant backgrounds to BOX’s business and current challenges, including backgrounds spanning operations, finance, private equity, engineering, marketing, mergers and acquisitions, restructuring, strategic transformation, and public company governance. As a group, our nominees have substantial and highly successful experience across the technology industry. Collectively, they have decades of experience as CEOs, senior executives, board chairs, and directors of well-performing technology companies.

Our goal is to create value for the benefit of all stockholders. We believe a critical step towards achieving this objective is to further improve the Board with directors who have appropriate and relevant skill sets and who we believe will provide renewed accountability, as well as a singular focus on the best interests of common stockholders. Starboard has significant experience in these areas with a long, successful track record of driving operational, financial, strategic, and governance changes in the technology industry. We believe our continued involvement is critical to ensure that BOX has the appropriate oversight to help guide the Company through a transformation. We are confident that with the right Board in place, BOX can be a best-in-class company within the enterprise software industry.

We are mindful that the Company’s CEO, Aaron Levie, is expected to be one of the directors up for election on the Company’s slate of nominees and that stockholders may be asked to vote on the election of a director candidate on our slate to replace Mr. Levie on the Board. As a general practice, we believe that public company CEOs should serve on the company’s board while serving as CEO. As such, our current intention would be to add Mr. Levie back to the Board, should he be willing to serve, in the event that one of our nominees is elected to replace him at the Annual Meeting.

Biographies of Starboard’s nominees (in alphabetical order):

Deborah S. Conrad

Relevant Experience

Ms. Conrad previously served as Corporate Vice President and Chief Marketing Officer at Intel Corporation. Ms. Conrad had an extensive career spanning 27 years at Intel, where she held senior positions of increasing responsibility across multiple areas, including marketing, communications, brand management, and business development.

Ms. Conrad currently serves as the Interim Chief Marketing Officer at NovaSignal, a medical technology company, as an Executive Advisory Board Member for BioIQ, a healthcare technology company, and as a Strategic Advisor at Grand Rounds, a healthcare technology company.

Ms. Conrad also has extensive private board experience, having previously served on the Board of Directors of the Intel Foundation, a private corporate foundation established by Intel, and Samasource (n/k/a Sama), a data production company for artificial intelligence and machine learning, among others.

Peter A. Feld

Relevant Experience

Mr. Feld is a Managing Member and Head of Research at Starboard Value LP. Prior to founding Starboard, he was a Managing Director at Ramius and a Portfolio Manager at Ramius Value and Opportunity Master Fund Ltd.

Mr. Feld currently serves as Chair of GCP Applied Technologies and a director of NortonLifeLock and Magellan Health.

Mr. Feld previously served as a director of AECOM, Marvell Technology, Brink’s, Insperity, Darden Restaurants, and Integrated Device Technology, among others.

Xavier D. Williams

Relevant Experience

Mr. Williams currently serves as CEO and a director of American Virtual Cloud Technologies, a leading publicly traded cloud communications and information technology services provider.

Mr. Williams previously had an extensive career spanning almost 30 years at AT&T, culminating in his role as President of AT&T’s Public Sector & First Net.

At AT&T, he served in various capacities and positions of increasing responsibility, across multiple areas, including finance, product management, strategy, sales, human resources, global operations and customer service, including previous roles as President of Business Operations, President of Global Public Sector & Wholesale Markets, and President of Government Solutions & National Business, among others.

The Company has a classified Board, which is currently divided into three (3) classes. The terms of three (3) Class I directors expire at the Annual Meeting. Through the attached Proxy Statement and enclosed WHITE proxy card, we are soliciting proxies to elect only our three (3) nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our nominees and does not confer voting power with respect to any of the Company’s director nominees. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the nominees are elected.

We look forward to sharing our detailed views on, and comprehensive plans for, BOX in the coming weeks and months, and we look forward to continuing to engage with you as we approach the Annual Meeting.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating, and returning the enclosed WHITE proxy card today.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating, and returning a later dated proxy or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support.

/s/ Peter A. Feld

Peter A. Feld
Starboard Value and Opportunity Master Fund Ltd

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (855) 208-8901

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

2021 ANNUAL MEETING OF STOCKHOLDERS
OF
BOX, Inc.
_________________________

PROXY STATEMENT
OF
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Starboard Value LP (“Starboard Value LP”), Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”), Starboard Value and Opportunity S LLC (“Starboard S LLC”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard Value L LP (“Starboard L GP”), Starboard Value R LP (“Starboard R LP”), Starboard Value R GP LLC (“Starboard R GP”), Starboard X Master Fund Ltd (“Starboard X Master”), Starboard Value GP LLC (“Starboard Value GP”), Starboard Principal Co LP (“Principal Co”), Starboard Principal Co GP LLC (“Principal GP”), Jeffrey C. Smith and Peter A. Feld (collectively, “Starboard” or “we”) are significant stockholders of BOX, Inc., a Delaware corporation (“BOX” or the “Company”), who, together with the other participants in this solicitation, beneficially own in the aggregate approximately 8.4% of the outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company.

We are seeking to elect three (3) nominees to the Company’s Board of Directors (the “Board”) because we believe that the Board must be reconstituted to ensure that the interests of the common stockholders, the true owners of BOX, are appropriately represented in the boardroom. We have nominated directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock stockholder value. We are seeking your support at the Company’s 2021 Annual Meeting of Stockholders (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), scheduled to be held virtually on Thursday, September 9, 2021, at 8:00 a.m. Pacific Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), which will be held online via a live interactive webcast on the internet, for the following purposes:

1.	To elect Starboard’s director nominees, Deborah S. Conrad, Peter A. Feld, and Xavier D. Williams (each a “Nominee” and, collectively, the “Nominees”) as Class I directors to hold office until the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) and until their respective successors have been duly elected and qualified;
2.	To approve an amendment to the Company’s 2015 Employee Stock Purchase Plan;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
4.	To approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to eliminate the supermajority stockholder vote requirement to amend certain provisions of the Charter;
5.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022; and
6.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed WHITE proxy card are first being furnished to stockholders on or about July 20, 2021.

According to the Company’s proxy statement, the Company has disclosed that the Annual Meeting will be held exclusively online via a live interactive webcast on the internet. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the Annual Meeting, you must pre-register by visiting www.cesonlineservices.com/box21_vm by 8 a.m. Pacific Time on Wednesday, September 8, 2021. Stockholders of record may vote at the virtual Annual Meeting or vote by proxy. Please see the “Virtual Meeting” section of this Proxy Statement for additional information.

The Company has a classified Board, which is currently divided into three (3) classes. The terms of three (3) Class I directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) nominees in opposition to the Company’s three (3) director nominees for the class with terms expiring at the 2024 Annual Meeting. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees. See the “Voting and Proxy Procedures” section of this Proxy Statement for additional information. You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement any actions that they may believe are necessary to unlock stockholder value.

As of the date hereof, the members of Starboard and the Nominees collectively beneficially own 13,015,845 shares of Common Stock (the “Starboard Group Shares”). We intend to vote all of the Starboard Group Shares FOR the election of the Nominees, FOR an amendment to the Company’s 2015 Employee Stock Purchase Plan as described herein, AGAINST an advisory (non-binding) proposal concerning the Company’s executive compensation program as described herein, FOR an amendment to the Charter to eliminate the supermajority stockholder vote requirement to amend certain provisions of the Charter and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. While we currently intend to vote all of the Starboard Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Starboard Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked.

The Company has set the close of business on July 12, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 900 Jefferson Ave., Redwood City, California 94063.

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According to the Company’s proxy statement, holders of record of shares of Common Stock and the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock” and together with the Common Stock, the “Voting Stock”), as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock and Series A Preferred Stock (on a fully converted basis) vote together as a single class on all matters at the Annual Meeting. Each outstanding share of Voting Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting.

According to the Company’s proxy statement, on the Record Date, there were 154,731,305 shares of Common Stock issued and outstanding and 500,000 shares of Series A Preferred Stock issued and outstanding.

THIS SOLICITATION IS BEING MADE BY STARBOARD AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH STARBOARD IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

STARBOARD URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our WHITE proxy card are available at
www.shareholdersforbox.com

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IMPORTANT

Your vote is important, no matter how few shares of Voting Stock you own. Starboard urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Voting Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Starboard, c/o Okapi Partners LLC (“Okapi Partners”) in the enclosed postage-paid envelope today.

•	If your shares of Voting Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Voting Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Voting Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your WHITE proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our three (3) Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (855) 208-8901

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

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Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation:

•	On June 25, 2019, representatives of Starboard had a telephone discussion with Rory O’Driscoll, who was then serving as the Company’s Lead Independent Director, to discuss BOX, as well as provide background on Starboard as a new stockholder of the Company.

•	On July 9, 2019, representatives of Starboard had a meeting with Aaron Levie and Dylan Smith, the Company’s CEO and CFO, respectively, as well as representatives from the Company’s Investor Relations department (“IR”), to introduce Starboard and hear the management team’s perspectives on the business.

•	On September 3, 2019, representatives of Starboard had a call with Mr. Levie to inform him that Starboard would be filing a Schedule 13D with the SEC disclosing a 7.5% ownership stake in the Company following the market close.

•	Later on September 3, 2019, Starboard filed a Schedule 13D with the SEC disclosing a 7.5% ownership position in BOX.

•	On September 6, 2019, representatives of Starboard had a call with Mr. O’Driscoll to discuss Starboard’s Schedule 13D filing and express their desire to continue engaging constructively with the Company.

•	On September 18, 2019, representatives of Starboard had a meeting with Mr. Levie, Mr. Smith, and IR, in order to discuss the business and engage in a detailed discussion regarding Starboard’s questions on the issues and opportunities at BOX.

•	Also on September 18, 2019, representatives of Starboard met with Mr. O’Driscoll to share Starboard’s views on the Company’s issues and to hear the Board’s perspectives.

•	On September 28, 2019, a representative of Starboard had a call with Mr. Levie to discuss the upcoming Investor Breakout Session at the Company’s BoxWorks event, the Company’s view on the opportunity for growth and margin improvement, and a mutual desire to work together to improve the Company’s governance.

•	On September 30, 2019, representatives of Starboard had a follow-up call with Mr. Levie, Mr. Smith, and IR to further discuss the matters discussed on the September 28, 2019 call.

•	On October 1, 2019, representatives of Starboard had a call with Mr. O’Driscoll and Sue Barsamian, another member of the Board, to discuss the potential to work together to improve corporate governance and business performance.

•	On October 2, 2019, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR to provide additional thoughts regarding the Company in connection with the upcoming Investor Breakout Session.

•	On October 3, 2019, a representative of Starboard attended the Company’s BoxWorks event, during which BOX hosted an Investor Breakout presentation. During the presentation, BOX’s management team disclosed operational and financial targets, including FY2021 targets of greater than 106% net retention rate, 30% growth in $100,000+ deals, and a 15% increase in sales force productivity. BOX’s management team also provided a long-term target of reaching 12-18% revenue growth in FY2023.

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•	On October 8, 2019, representatives of Starboard had a call with Mr. Levie to discuss Starboard’s perspectives on the BoxWorks event and to hear Mr. Levie’s perspectives.

•	On October 15, 2019, representatives of Starboard had a call with Mr. O’Driscoll and Ms. Barsamian to continue discussions regarding the potential to work together to improve corporate governance and business performance.

•	On October 22, 2019, representatives of Starboard had a call with Mr. Levie to discuss Starboard’s engagement with the Company to date and opportunities to work together.

•	On November 4, 2019, representatives of Starboard met with Mr. O’Driscoll and Ms. Barsamian to hear the Board’s perspectives on opportunities to work together to improve the Company’s corporate governance and business performance.

•	On November 14, 2019, representatives of Starboard had a call with Mr. O’Driscoll and Ms. Barsamian to follow up on previous discussions regarding corporate governance and business performance.

•	On December 5, 2019, representatives of Starboard had a call with Mr. Levie to discuss the Company’s recent earnings report.

•	On December 10, 2019, a representative of Starboard had a call with Mr. O’Driscoll to discuss matters related to the Company’s corporate governance.

•	On February 19, 2020, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss the Company’s upcoming earnings release and business performance.

•	On February 21, 2020, representatives of Starboard had a call with Mr. O’Driscoll and Ms. Barsamian to discuss the February 19, 2020 call with management and to provide Starboard’s perspectives.

•	On March 9, 2020, representatives of Starboard had a call with Mr. O’Driscoll and Ms. Barsamian to discuss a potential framework of a settlement agreement.

•	On March 10, 2020, a representative of Starboard had a call with Mr. O’Driscoll and Ms. Barsamian to discuss the framework proposed on the March 9, 2020 call.

•	On March 11, 2020, a representative of Starboard had a call with Mr. O’Driscoll and Ms. Barsamian to continue discussions regarding a potential settlement agreement.

•	On March 13, 2020, a representative of Starboard had a call with Mr. O’Driscoll and Ms. Barsamian to continue discussions regarding a potential settlement agreement.

•	On March 16, 2020, a representative of Starboard had a call with Mr. O’Driscoll to continue discussions regarding a potential settlement agreement and during the call, they reached a tentative agreement on the material terms of such settlement agreement.

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•	On March 19, 2020, representatives of Starboard had two calls, one with Mr. O’Driscoll and one with Mr. O’Driscoll and Ms. Barsamian, to continue discussions regarding a potential settlement agreement.

•	On March 22, 2020, a representative of Starboard had a call with Ms. Barsamian to continue discussions regarding a potential settlement agreement and the path forward for the Company.

•	On March 23, 2020, Starboard and the Company entered into an agreement (the “2020 Agreement”), pursuant to which the Company agreed, among other things, to immediately appoint Jack Lazar to the Board. As part of the 2020 Agreement, Starboard and the Company also agreed to appoint another director from a list of candidates provided by Starboard, and the Company agreed to appoint a third new director prior to the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). The Company also agreed to create an Operating Committee of the Board to drive growth and margin improvements. Pursuant to the 2020 Agreement, Starboard agreed, among other things, to vote all shares of Common Stock beneficially owned by Starboard in favor of the Company’s director nominees and, subject to certain conditions, vote in accordance with the Board’s recommendations on all other proposals at the 2020 Annual Meeting. Starboard also agreed to certain customary standstill provisions during the term of the 2020 Agreement, which has since expired. Later that day, Starboard filed Amendment No. 1 to the Schedule 13D with the SEC disclosing the 2020 Agreement with BOX.

•	Also on March 23, 2020, representatives of Starboard had a call with Mr. Lazar to discuss Starboard’s views on the opportunity for value creation at BOX.

•	On March 31, 2020, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR as part of the Company’s virtual roadshow with Wells Fargo Securities to discuss business trends during the onset of the COVID-19 pandemic and to offer Starboard’s perspectives on managing the business through a challenging macro environment.

•	On April 16, 2020, representatives of Starboard had a call with Ms. Barsamian to discuss the status of the two remaining director appointments pursuant to the 2020 Agreement and the status of the Operating Committee.

•	On April 24, 2020, BOX announced the appointment of Bethany Mayer to the Board as the second independent director recommended by Starboard pursuant to the 2020 Agreement.

•	On May 27, 2020, BOX reported Q1 FY2021 earnings results. On the earnings call, Mr. Smith disclosed that the Company now expected Net Retention Rate for FY2021 to be greater than 104%, down from the greater than 106% target provided in October 2019.

•	Also on May 27, 2020, BOX announced the appointment of Carl Bass to the Board. Mr. Bass was selected by the Company as the third new director pursuant to the 2020 Agreement.

•	On May 29, 2020, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss the Company’s Q1 FY2021 earnings results.

•	Also on May 29, 2020, Starboard filed Amendment No. 2 to the Schedule 13D with the SEC disclosing a 6.0% ownership position in BOX.

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•	On June 18, 2020, a representative of Starboard participated in a virtual group investor event hosted by D.A. Davidson Companies with Mr. Levie and Mr. Smith.

•	On August 27, 2020, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss the Company’s Q2 FY2021 earnings results.

•	On September 17, 2020, representatives of Starboard attended the Company's virtual BoxWorks event, during which BOX hosted a Digital Investor Breakout presentation. During the presentation, BOX's management team provided a long-term target of generating 12-16% revenue growth in FY2024, implicitly withdrawing the prior year’s target of achieving 12-18% revenue growth in FY2023.

•	On September 21, 2020, a representative of Starboard had a call with Mr. Levie during which Mr. Levie expressed his appreciation for Starboard’s constructive engagement with the Company and the positive changes that have resulted from Starboard’s involvement. During the call, the parties also discussed BOX’s extremely high stock-based compensation expense, and Mr. Levie acknowledged that the Company understood it was an issue and was working to improve on this topic.

•	On September 22, 2020, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss latest business trends as part of the Company’s virtual non-deal roadshow with Craig-Hallum.

•	On December 2, 2020, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss the Company’s Q3 FY2021 earnings results. The results indicated a further deceleration of growth, and revenue guidance for the upcoming quarter was below consensus expectations.

•	On December 4, 2020, representatives of Starboard had a call with Mr. Levie to follow up on the December 2, 2020, call and discuss the Company’s results and opportunities for value creation. On the call, representatives of Starboard suggested that, in addition to focusing on opportunities to improve performance as a standalone company, it may make sense for BOX to explore strategic alternatives, particularly in light of recent M&A transactions in the software industry, in order to help determine the right path forward for the Company.

•	On December 8, 2020, representatives of Starboard had a call with Mr. Lazar and Ms. Barsamian to discuss the Company’s history of consistently missing expectations and Starboard’s views on opportunities for value creation at BOX, including by exploring alternatives to determine whether the right path forward for BOX was a sale of the Company or continuing as an independent company.

•	On December 9, 2020, a representative of Starboard participated in a virtual group investor event hosted by Oppenheimer & Co with Mr. Levie, Mr. Smith, and IR.

•	On January 11, 2021, BOX announced a proposed private offering of $300 million of convertible senior notes. The offering also included an option for the initial purchasers to purchase up to an additional $45 million of the notes. In the announcement, BOX disclosed that it was “examining potential acquisitions.”

•	Also on January 11, 2021, Starboard filed Amendment No. 3 to the Schedule 13D disclosing a 7.9% ownership position in BOX.

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•	On January 12, 2021, BOX announced the pricing of $315 million of convertible senior notes. The notes were issued with a 0% coupon rate and a 45% conversion premium. BOX also disclosed that the initial purchasers had an option to purchase up to an additional $30 million of the notes. The purchasers ultimately exercised that right, increasing the total principal outstanding to $345 million.

•	On January 13, 2021, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss the Company’s announcement that it was raising $345 million through the issuance of convertible debt and understand the need for the capital, as well as the intended use of the proceeds. On the call, representatives of Starboard expressed their view that the capital raise was unnecessary given an already healthy net cash balance of approximately $225 million[1] and that the Company had not earned the right to use stockholder capital to do meaningful M&A.

•	On January 15, 2021, representatives of Starboard had a call with Mr. Lazar and Ms. Barsamian to express Starboard’s views regarding the convertible debt issuance and the Company’s focus on M&A.

•	On January 19, 2021, Starboard sent a private letter to the Board expressing its disappointment with the Company’s continued lackluster performance due to concerns around growth, execution, and credibility, as well as the Board’s seeming unwillingness to hold management accountable for creating stockholder value. Starboard also expressed its view that the recent convertible debt issuance was unnecessary and noted its concern that the Company was exploring value dilutive acquisition opportunities in an attempt to “buy” growth following failed attempts to reaccelerate growth organically. Starboard also suggested the Board should explore strategic alternatives for the Company in order to determine the right path forward for BOX.

•	On February 3, 2021, BOX announced the acquisition of SignRequest, an electronic signature company, for an aggregate purchase price of $55 million.

•	Also on February 3, 2021, representatives of Starboard had a call with Mr. Lazar and Dana Evan, a member of the Company’s Board, to discuss the Company’s acquisition of SignRequest and hear the Board’s perspectives in response to Starboard’s January 2021 private letter.

•

On February 8, 2021, a representative of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss the SignRequest acquisition and the strategic rationale of the acquisition, as well as an additional follow-up call with Mr. Levie.

•	On February 11, 2021, representatives of Starboard, at the Company’s request, spoke with representatives of Morgan Stanley, the Company’s financial advisor, to discuss Starboard’s views on the Company.

•	On March 2, 2021, BOX reported Q4 FY2021 earnings results. On the earnings call, Mr. Smith disclosed that the Company had generated a 13% improvement in sales force productivity in FY2021, below the 15% target provided in October 2019. The Company also disclosed information on the number of $100,000+ deals, which grew less than 4% in FY2021, well below the Company’s original 30% growth target. Lastly, the Company disclosed that its net retention rate for FY2021 was 102%, below both the original target of greater than 106% and the revised target of greater than 104%.

1 As of Q3 FY2021.

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•	On March 4, 2021, representatives of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss the Company’s Q4 FY2021 earnings results.

•	On March 15, 2021, a representative of Starboard had a call with Mr. Smith and IR to follow up on the prior call related to the Company’s Q4 FY2021 earnings results.

•	On March 18, 2021, representatives of Starboard, at the Company’s request, spoke with representatives of Morgan Stanley. On the call, Morgan Stanley informed Starboard that the Company had decided to unilaterally extend the deadline for director nominations from April 13, 2021 to May 11, 2021. As a result of this delay, the standstill provisions under the 2020 Agreement were extended to April 6, 2021. Morgan Stanley explained that the extension should not be viewed as a sign of entrenchment and that the Board was focused on stockholder value creation.

•	On April 8, 2021, BOX announced a $500 million investment led by KKR & Co. Inc. (“KKR”) in the form of convertible preferred equity. KKR directly holds $150 million of the preferred equity and syndicated the balance to other investors. The preferred equity carries a 3% dividend rate, has voting rights on an as-converted basis, and had an initial conversion price of between $24.00 and $27.00, which was to be determined based on BOX’s stock price for the 10 days following the announcement. The conversion price was ultimately set at $27.00. The investment agreement governing the preferred equity also included other terms, such as a change of control payment should BOX be sold, and initially included a provision that required the preferred equity investors to vote in accordance with the Board’s recommendations until September 30, 2024. As part of the investment, KKR received one Board seat for John Park, Head of Americas Technology Private Equity. BOX also announced that it would be using the proceeds from the $500 million financing to conduct a “Dutch auction” self-tender to repurchase $500 million of its common stock.

•	Also on April 8, 2021, a representative of Starboard participated in a virtual group investor event hosted by KeyBanc Capital Markets with Mr. Levie, Mr. Smith, and IR.

•	Also on April 8, 2021, representatives of Starboard had a call with Ms. Mayer and Mr. Lazar to discuss the preferred equity financing. Starboard expressed its disappointment that the Company chose to execute such a defensive, stockholder-unfriendly, and unnecessary transaction that it believes was done to “buy the vote” ahead of a potential election contest, despite Starboard’s constructive engagement with the Company over the prior two years.

•	On April 14, 2021, representatives of Starboard had a call with Ms. Mayer, Ms. Barsamian, and Mr. Lazar to follow up on the prior discussion regarding the financing. The Company’s directors expressed the Board’s and the Company’s appreciation for Starboard’s engagement over the past two years. Starboard reiterated its view that the financing was not in the best interests of common stockholders and that further changes were needed to put the Company on a path towards long-term value creation.

•	On April 20, 2021, representatives of Starboard had a call with Ms. Mayer and Mr. Lazar during which Starboard reiterated its views on the preferred equity financing and the fact that further changes were needed at BOX, including direct board representation for common stockholders. Ms. Mayer and Mr. Lazar provided their perspectives on the opportunities at BOX and the Board’s view on the lack of a need for further meaningful changes at the Company. Both parties agreed to continue discussions to see if there was a path towards a mutually agreeable solution ahead of the nomination deadline for the Annual Meeting.

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•

On April 28, 2021, representatives of Starboard had a call with Ms. Mayer and Mr. Lazar during which BOX’s directors expressed, in Starboard’s view, that the Board was not interested in having direct representation for common stockholders and was not interested in any meaningful changes at the Company.

•	On May 3, 2021, Starboard issued a press release and delivered a public letter to BOX stockholders. In the letter, Starboard expressed its frustration with the Company’s subpar stock price, operational, and financial performance, as well as its view that the preferred equity financing was an egregious, stockholder-unfriendly decision made to insulate the management team and Board ahead of a potential election contest with Starboard. The letter also stated that while Starboard is open to working with the Board to find a mutually acceptable solution, the Board has not been willing to engage constructively. As a result, Starboard disclosed that it intended to nominate directors for election at the Annual Meeting ahead the upcoming nomination deadline.

•	On May 5, 2021, Starboard filed Amendment No. 4 to the Schedule 13D disclosing an 8.0% ownership position in BOX and disclosing its intent to nominate a slate of highly qualified director candidates for election to the Board at the Annual Meeting.

•	On May 10, 2021, Starboard delivered a letter (the “2021 Nomination Letter”) to the Company in accordance with its organizational documents, nominating Ms. Conrad and Messrs. Feld, McCormack and Williams for election to the Board at the Annual Meeting. In the 2021 Nomination Letter, Starboard stated its belief that the terms of three (3) directors currently serving on the Board expire at the Annual Meeting.

•	Also on May 10, 2021, Starboard issued a press release and delivered a public letter to BOX stockholders disclosing that it had nominated a slate of four highly-qualified and diverse director candidates for election at the Annual Meeting: Deborah S. Conrad, former Chief Marketing Officer of Intel; Peter A. Feld, Managing Member of Starboard; John R. McCormack, former CEO of Websense; and Xavier D. Williams, former President of AT&T’s Public Sector and First Net. In the letter, Starboard also reiterated its willingness to engage with the Company to find a mutually agreeable resolution. In addition, on May 10, 2021, Starboard filed its Amendment No. 5 to the Schedule 13D announcing its nomination of the Nominees.

•	On May 12, 2021, BOX announced that it closed the previously announced preferred equity financing. In connection with the closing, effective May 12, 2021, BOX appointed John Park, Head of Americas Technology Private Equity at KKR, to the Board.

•	Also on May 12, 2021, a class action lawsuit was filed in Delaware Chancery Court against the Board by the Building Trades Pension Fund of Western Pennsylvania (the “Complaint”). The Complaint alleged that the Board breached its fiduciary duties in approving the preferred equity financing and sought an injunction blocking enforcement of the voting provision with KKR. The Complaint set forth serious allegations regarding the Board’s motivations and rationale in approving the preferred equity financing. More specifically, the Complaint alleged that the Company had no operational need for the capital and that the Board’s true intent in approving the financing and accompanying self-tender was to “buy the vote” ahead of an anticipated election contest in order to entrench itself and management.

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•	On May 17, 2021, Starboard issued a press release and delivered a public letter to BOX stockholders to share further details on its views on the preferred equity financing and to disclose that it intended to submit a books and records request pursuant to Section 220 of the Delaware General Corporation Law (the “DGCL”) to inspect certain books and records related to the Company’s strategic review that resulted in the financing and associated share repurchase. In the letter, Starboard also highlighted a class action lawsuit filed by another BOX stockholder against the Board related to concerns around the true intent of the financing, as well as the voting agreement between BOX and KKR that was part of the transaction.

•	Also on May 17, 2021, after Starboard issued its public letter, BOX disclosed that one day after the Complaint was filed against the Board, the Company had removed the voting restrictions from the preferred equity security. No details were provided relating to any fee agreement with the class action attorneys related to this swift change and related withdrawal of the Complaint.

•	Also on May 17, 2021, representatives of Starboard spoke to Ms. Mayer and Mr. Lazar to discuss Starboard’s letter released earlier that day related to the DGCL Section 220 books and records request. Starboard also reiterated its willingness to reach a mutually agreeable solution with the Company.

•	On May 20, 2021, Starboard delivered a letter to the Company demanding the inspection of certain books and records related to the Company’s review of strategic options that resulted in the preferred equity financing and associated share repurchase pursuant to Section 220 of the DGCL (the “Books and Records Request”). As set forth in the Books and Records Request, Starboard believes the preferred equity financing has no bona fide business purpose given BOX’s substantial cash balance and was done solely to entrench the Board and "buy the vote" ahead of a potential election contest with Starboard.

•	Also on May 20, 2021, Starboard filed its Amendment No. 6 to the Schedule 13D announcing its submission of the Books and Records Request to the Company.

•	On May 27, 2021, counsel for BOX responded to the Books and Records Request stating that the Company intends to respond by June 3, 2021.

•	On May 28, 2021, a representative of Starboard had a call with Mr. Levie, Mr. Smith, and IR to discuss the Company’s Q1 FY2022 earnings results.
•	On June 3, 2021, counsel for BOX responded to the Books and Records Request alleging purported deficiencies and agreeing to produce an extremely narrow set of Board materials subject to a non-disclosure agreement (the “June 3 Letter”).

•	On June 10, 2021, counsel for Starboard delivered a letter (the “June 10 Letter”) to counsel for BOX responding to the June 3 Letter regarding the Books and Records Request. In the letter, Starboard counsel stated that it vigorously disagrees with BOX counsel’s contentions that the Books and Records Request is deficient and that Starboard’s purposes for seeking the books and records are not only proper under Delaware law but that such purposes are directly aligned with the interests of BOX stockholders. Notwithstanding the foregoing, the letter also stated that Starboard is willing to accept a narrowed set of documents as part of the Books and Records Request, in furtherance of Starboard’s constructive approach over the prior two years. On June 10, 2021, Starboard also filed its Amendment No. 7 to the Schedule 13D disclosing the letter from Starboard’s counsel to BOX’s counsel responding to the June 3 Letter.

•	On June 18, 2021, counsel for BOX responded to the June 10 Letter by reiterating purported deficiencies in the Books and Records Request and refusing to produce the narrowed set of documents Starboard expressed its willingness to accept or even engage in discussions regarding the scope of Starboard’s request (the “June 18 Letter”). Following receipt of the June 18 Letter, counsel for Starboard and counsel for BOX have engaged in discussions regarding the Books and Records Request, among other items.
•	On June 21, 2021, Starboard filed its preliminary proxy statement with the SEC.
•	Also on June 21, 2021, Starboard issued a press release announcing the filing of preliminary proxy materials for the election of directors at the Annual Meeting.
•	On June 23, 2021, representatives of Starboard participated in a virtual group investor event hosted by William Blair & Company with Mr. Levie.
•	On June 28, 2021, representatives of Starboard participated in a virtual group investor event hosted by Raymond James & Associates with Mr. Levie and Mr. Smith.
•	On June 29, 2021, representatives of Starboard had a call with Ms. Mayer and Mr. Lazar during which BOX’s directors again expressed, in Starboard’s view, that the Board was not interested in having direct representation for common stockholders.

•	On July 1, 2021, Starboard filed amendment no. 1 to its preliminary proxy statement with the SEC.
•	On July 2, 2021, BOX issued a press release announcing the final results of the self-tender. The Company disclosed that it accepted for purchase a total of 9.2 million shares at $25.75 per share, the high end of the tender range, for an aggregate cost of $238 million, well below the Company’s stated repurchase target of $500 million.
•	On July 6, 2021, the Company filed its preliminary proxy statement with the SEC, which in Starboard’s view contained numerous misleading statements and mischaracterizations of Starboard’s private communications with the Company. The Company filed its definitive proxy statement with the SEC on July 19, 2021.
•	As of July 20, 2021, the Company has thus far refused to engage with Starboard in any meaningful way regarding Board composition.
•	On July 20, 2021, Starboard filed this definitive proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

We believe that BOX is deeply undervalued and that significant opportunities exist within the control of management and the Board to unlock substantial value for all stockholders. However, we believe that additional change is needed on the Board to enhance management oversight, provide renewed accountability, and ensure a focus on common stockholders’ interests. Since the Company’s IPO in January 2015, the Board has overseen poor operational and financial performance, as well as repeated failures to meet long-term targets. Yet, the Board has failed to take meaningful actions to challenge the status quo, which has led to BOX’s stock price performance significantly lagging both the software industry and the broader market during this time.

We invested in BOX due to the Company’s strong market position as the best-of-breed solution in cloud content management, as well as its significant valuation discount to peers due to years of missed expectations, poor results, and generally poor governance. Our investment thesis focused on a clear opportunity to drive profitable growth, improve capital allocation, and enhance governance in order to address the significant valuation gap between BOX and its closest peers. Unfortunately, despite repeated promises by management and the Board to address these issues over the past two years and to create stockholder value, performance has not sufficiently improved, and BOX is still deeply undervalued versus its peers.

It has now been more than two years since we first highlighted our concerns and perspectives regarding a litany of issues and opportunities at BOX. Despite our efforts to engage constructively, not enough progress has been made to put BOX on a better path. While we were pleased to reach an agreement on the appointment of new independent director candidates last year, it is now clear that those appointments have not created enough change. To make matters worse, the Company has made several poor capital allocation decisions, including its recent completion of a financing transaction that we believe serves no business purpose and was done in the face of a potential election contest with Starboard at the Annual Meeting in order to “buy the vote” and dilute the voice of common stockholders. It has become clear to us that further change on the Board is required to address the issues plaguing the Company and to ensure that the interests of common stockholders are appropriately represented in the boardroom.

We are therefore seeking your support to elect our slate of highly-qualified nominees, who we believe would not only bring significant and relevant experience to the Board, but also help restore credibility, demand accountability, and ensure a results-driven culture at BOX. Our nominees were carefully selected and possess experience and skillsets that directly address the current state of challenges, obstacles, and opportunities facing BOX.

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The Board Has Overseen a Lack of Value Creation and Significant Relative Underperformance Since the Company’s IPO

Since the Company’s IPO, BOX has drastically underperformed the overall equity market, the broader software sector, and its own compensation peer group (the “Peer Group”), during what has generally been an incredibly favorable environment for public software companies. In fact, prior to Starboard’s public announcement that it would be seeking change at the upcoming Annual Meeting, BOX’s stock price was trading below the price at which it closed after its first day of trading following its IPO more than six years ago. As shown below, BOX underperformed its Peer Group by more than 400% and the broader software market by nearly 250% during this time2.

Source: Capital IQ, Bloomberg, Company filings. Prices adjusted for dividends. Market data as of April 30, 2021.

While BOX’s stock price performance has improved recently, we do not believe this performance is entirely indicative of fundamentals. We believe BOX’s stock price benefitted from M&A speculation earlier this year and confidence that our involvement and public pressure would catalyze further changes and improvements at BOX, as well as the Board’s more recent decision to approve a large share repurchase through a “Dutch auction” self-tender representing approximately 11.9% – 13.5% of the shares outstanding. As discussed below, we do not believe the self-tender in conjunction with the preferred equity financing is a prudent capital allocation decision, and we believe the Board is hoping that stockholders view the recent stock price appreciation, which we believe is largely driven by the factors above, as a reason to maintain the status quo at the upcoming Annual Meeting.

We believe further change is required on the Board to provide effective oversight of management, instill accountability in the boardroom, and ensure actions are taken to reverse the Company’s troubling history of underperformance and poor governance.

BOX Has a Track Record of Consistently Missing Expectations, Which We Believe Has Led To a Depressed Valuation

BOX’s history as a public company has been marked by consistently missed forecasts, repeatedly delayed promises of improving trends, and disappointing quarterly results, which has led to a lack of credibility with the investment community and the abysmal share price performance shown above.

2 Represents stock price performance through April 30, 2021, the last trading day prior to Starboard’s issuance of a public letter disclosing its intent to nominate directors and seek change at the Annual Meeting. Peer Group based on companies listed in BOX’s 10-K/A filed in May 2021. Stock price performance reflects dividends. Peer Group performance includes all Peer Group companies during the periods in which they were publicly traded since BOX’s IPO and reflects the Peer Group average.

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BOX has an unfortunate track record of consistently missing and delaying its long-term revenue and revenue growth targets, which has significantly eroded credibility with investors. Since its IPO, BOX has fallen well short of its long-term financial targets time and time again, continually delaying and lowering targets after failing to meet its initial commitments. Below, we show just a few examples of long-term targets the Company has failed to meet (or is expected to fail to meet).

Source: Bloomberg, Company filings, Company presentations. Market data as of July 16, 2021.

BOX now trades at one of the lowest revenue multiples in the software universe. In a golden era of software company performance and valuations, when many companies are growing rapidly, significantly expanding margins, and trading at or near all-time high stock prices and multiples, BOX unfortunately stands out as an outlier, particularly for a growing, cloud-native, highly recurring business. In fact, BOX now trades at the lowest multiple of 2022 revenue of any of the companies in its Peer Group. We believe this is indicative of a lack of credibility for future financial targets given years of repeated misses.

Source: Bloomberg, Capital IQ, Company filings. Market data as of July 16, 2021.

Note: Excludes PFPT and CLDR, each of which recently announced a sale transaction, as well as FSCT and RP, each of which completed a sale transaction. SurveyMonkey was renamed to Momentive as of June 15, 2021.

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We believe BOX is significantly undervalued in the market today, with an opportunity to create substantial value for stockholders moving forward.

Despite Repeated and Consistent Promises of Reaccelerating Revenue Growth, BOX’s Performance Continues to Disappoint

Over the past two years, following the public disclosure of Starboard’s involvement, BOX’s management team has consistently promised a reacceleration of revenue growth.

Unfortunately, BOX has repeatedly failed to keep these promises. Revenue growth has only continued to decelerate. While management continues to state that BOX is well-positioned for significant growth and that a re-acceleration is on the horizon, these sentiments fail to match reality, with revenue growth expected to modestly decelerate again in FY2022 per management’s own guidance.

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Source: Company filings.

BOX’s expected growth rate also compares poorly to that of its Peer Group. Based on consensus expectations for CY2021, BOX’s revenue growth is expected to be below that of two-thirds of the companies in its Peer Group, despite having a cloud-native product offering that should address a significant need and large market opportunity.

Source: Capital IQ, Company filings. Market data as of July 16, 2021.
Note: Excludes FSCT and RP, each of which completed a sale transaction. SurveyMonkey was renamed to Momentive as of June 15, 2021.

We believe BOX has been significantly underperforming its potential as a public company over the past several years and that many of its issues are self-inflicted. BOX is well-positioned, with best-of-breed technology and a leading product portfolio in a growing market, and has an opportunity to take share from legacy, on-premise vendors. As a cloud-native content management platform, BOX should benefit from the digital transformations taking place at enterprises around the world in the current environment. Yet, despite these secular tailwinds and BOX’s strong competitive positioning, we believe the Company’s performance over the past year has been highly disappointing and does not reflect the strength of the Company’s technology position.

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Unfortunately, despite what should have been a favorable environment for the Company, as noted above, BOX’s revenue growth trajectory has worsened over the course of the past several quarters. Q4 FY21 was the worst quarter of growth in the Company’s public history, and Q1 FY22 showed continued deceleration on a year-over-year basis.

Source: Company filings.

We believe that this slowdown is at least partially explained by company-specific issues related to go-to-market, sales execution, and other factors. We believe these issues are largely addressable and that the Company can achieve improved revenue growth over time. Despite BOX’s massive stock price underperformance since its IPO, history of unkept promises, and continued slowdown of growth, we believe the Board has failed to take sufficient action to improve operations or hold management accountable for delivering on its commitments.

We Believe There Is a Significant Opportunity for Operational Improvement

Since our initial engagement with the Company, we have been focused on helping BOX achieve a better balance of growth and profitability. We have consistently and constructively engaged with BOX regarding the opportunities that we believe exist to significantly improve the Company’s operational performance. While BOX has taken some steps to improve operating margins, which we believe occurred largely due to our repeated pressure and insistence, and aided by pandemic-related spending reductions, we believe that there are still many opportunities to improve margins and drive improved revenue growth at BOX.

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Over the past two years, we have highlighted numerous opportunities to improve operations and create stockholder value, including, but not limited to, improving go-to-market strategy, sales execution, and sales force productivity; improving the overall cost structure of the business, including by optimizing the Company’s workforce location strategy; and addressing performance issues in the EMEA region.

We have been disappointed by the Company’s lack of progress on these, and other, opportunities over the past two years. Despite optimistic forecasts and commitments made by the management team, as shown in the table below, BOX has failed to execute on many of these operational opportunities.

Source: Company filings, Company presentations, Company transcripts.

Based on the diligence we have conducted over the past two years, we strongly believe that BOX can both grow faster and be significantly more profitable than it is today. We believe there are opportunities to improve the Company’s go-to-market strategy, sales execution, sales force productivity, and cost structure, which we believe would lead to improved revenue growth and improved profitability. We believe our nominees, if elected, would be incredibly helpful to the Board and management team in identifying these opportunities and ensuring execution against these objectives. We look forward to sharing our detailed views on the opportunities for operational improvement at BOX with our fellow stockholders in the coming weeks and months.

BOX’s Excessive Stock-Based Compensation Leads to Outsized Dilution for Common Stockholders

We believe BOX’s valuation and market perception is negatively impacted by its extremely high levels of stock-based compensation. While the Company touts its Adjusted Operating Margin of 15% in FY2021 and is guiding to an Adjusted Operating Margin of 18.0-18.5% in FY2022, this metric does not account for the Company’s massive stock-based compensation expense – an issue that continues to exist despite two years of stockholder feedback and pressure. In FY2021, stock-based compensation expense was approximately 20% of revenue, which means that operating income after accounting for this expense was still negative.

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The recognized expense and dilution from the growth in shares outstanding comes at a real cost. Due to the Company’s poor financial and operating performance, as well as its lack of credibility with investors, BOX trades at the lowest multiple of revenue in its Peer Group. Coupled with the fact that BOX’s stock-based compensation expense is approximately 20% of revenue, BOX’s stock-based compensation expense as a percentage of market capitalization is more than double the peer median.

Source: Company filings, Capital IQ.

Note: Based on most recent fiscal year for each company shown. Excludes FSCT, which announced a sale transaction in February 2020 and completed the transaction in August 2020.

In our view, the current level of stock based compensation is not tenable for a company with BOX’s current growth profile and valuation. This exorbitant dilution directly and adversely impacts common stockholders, and we believe the Company’s massive stock-based compensation expense is a contributing factor to its depressed valuation multiple. Issuing 20% of revenue each year in equity compensation while only growing revenue approximately 10% in FY2022 is clearly dilutive to stockholder value and not sustainable. We have highlighted this issue to BOX for the past two years and not enough has been done to remediate this significant problem.

The Company Recently Executed Two Financings That We Believe Were Unnecessary and Not in the Best Interests of Stockholders

Over the past two years, we have continuously attempted to work with the Company privately and constructively to drive positive changes at BOX. As such, we have been deeply disappointed that despite these attempts to work collaboratively, BOX has not taken a similar approach towards meaningfully engaging with us, instead completing two financings that we believe were not in common stockholders’ best interests.

In January 2021, BOX raised $345 million through the issuance of convertible debt and stated that it was examining potential acquisitions. We communicated privately to the Board at that time that the convertible debt financing was unnecessary, as the Company already had $225 million of net cash on its balance sheet, available capacity on its revolving credit facility, access to debt markets on an as-needed basis, and was generating positive free cash flow every quarter.

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In February 2021, BOX announced the acquisition of SignRequest for $55 million, with $45 million of the purchase price to be paid in cash, and later disclosed that it had also purchased Cloud FastPath in February 2021 for $15 million. So, since completing a transaction to raise $345 million, BOX has completed two small acquisitions for an aggregate cash purchase price of $60 million3, further illustrating that the Company did not need to raise capital.

In fact, as the Company reported a few weeks later, BOX generated $41 million of free cash flow in Q4 FY2021, meaning that the Company could have funded the majority of the cash purchase price of both acquisitions from Q4 FY2021 free cash flow alone. Instead, BOX chose to raise an unnecessary $345 million, which led to the Company incurring more than $8.5 million of issuance costs and spending almost $30 million on capped calls in an attempt to limit dilution for stockholders4. To be clear, this potential dilution risk only exists because the Company chose to do this unnecessary financing.

To make matters significantly worse, in early April 2021, BOX announced a $500 million investment in the Company led by KKR in the form of convertible preferred equity (the “KKR Financing”). The preferred equity carries voting rights and votes on an as-converted basis. We believe the KKR Financing has no bona fide business purpose and was done solely to entrench the Board and “buy the vote” ahead of a potential election contest with Starboard.

Following the $345 million convertible debt issuance and the subsequent acquisitions but prior to the KKR Financing, BOX had approximately $535 million of cash on its balance sheet and also publicly disclosed that it expected to generate approximately $170 million of free cash flow in FY20225. We believe this should have provided plenty of available liquidity for both acquisitions and buybacks; however, despite this significant and growing cash position, BOX still chose to execute the KKR Financing, which left the Company with an estimated cash balance of greater than $1 billion, representing more than 25% of the Company’s market capitalization at that time.

We believe the Board recognized there was no valid business rationale for maintaining such a high cash balance and decided to use the proceeds from the KKR Financing to conduct a “Dutch auction” self-tender to repurchase $500 million of its common stock, which BOX announced concurrently with the KKR Financing. We believe it is transparently obvious that the Company’s goal in completing the KKR Financing was simply to substitute common stockholders who have the ability to vote as they wish with preferred investors who were legally bound to vote in accordance with the Board’s recommendations.

We fail to see how the KKR Financing and “Dutch auction” share repurchase benefit common stockholders. The preferred equity carries a 3% dividend rate, significantly higher than the 0% interest rate on the convertible debt raised just a few months earlier. As a result, the Company will be paying $15 million in annual dividends for money that we believe it did not need and for which it has no use. More recently, the Company has disclosed its intention to pay the dividend in common stock, further increasing the annual dilution for existing stockholders. Based on the price range for the “Dutch auction” repurchase, BOX would have only minimally reduced the share count on a net basis, even if the self-tender was fully subscribed. Despite these issues, the Company insisted that the KKR Financing was a good deal for common stockholders because the KKR Financing and subsequent self-tender would prove to be financially accretive on an EPS basis due to the anticipated reduction in share count.

3 Source: Company filings.

4 Source: Company filings.

5 Source: Company transcript.

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However, on July 2, 2021, BOX announced the final results of the self-tender and disclosed that the self-tender was significantly undersubscribed. Only 9.2 million shares were tendered at $25.75 per share, the high-end of the tender range, meaning that BOX will only be retiring $238 million of stock through the self-tender, less than half of its $500 million target. The Company has now announced that it anticipates using the remainder of the $500 million earmarked for the self-tender to “opportunistically” repurchase shares.

As shown in the chart below, this series of transactions will be dilutive to common stockholders, negating one of the Company’s key arguments as to why it believed the KKR Financing was good for common stockholders.

(Shares in millions)

Source: Company filings.

In actuality, we believe that the KKR Financing resulted only in BOX raising $500 million of expensive capital for which it has no use, immediately diluting common stockholders due to the increase in shares outstanding following the undersubscribed self-tender, and incurring transaction costs and advisory fees on both the KKR Financing and the self-tender. We believe it is now even clearer that the KKR Financing was not in the best interests of common stockholders.

When combining this latest convertible preferred equity with the previously completed convertible notes, in downside scenarios, the Board has now created $845 million in liabilities in exchange for raising unnecessary capital. Company boards must evaluate a range of scenarios, including those in which the company does not achieve its desired outcomes – either because the company does not achieve its plan, the market does not react favorably to its results, or something happens outside the company’s control. We believe the adverse consequences of these financing transactions in downside scenarios far outweigh the benefits of their stated purpose, especially as BOX does not appear to have any true operational use for the capital. This leads us to seriously question the Board’s judgement and consider whether there were ulterior motives for these transactions, particularly the KKR Financing and related self-tender announced in April.

In fact, we were not alone in questioning the Board’s actions as it relates to the KKR Financing. In May 2021, there was a class action lawsuit filed in Delaware Chancery Court against the Board by the Building Trades Pension Fund of Western Pennsylvania. The Complaint alleged that the Board breached its fiduciary duties in approving the KKR Financing and sought an injunction blocking enforcement of the voting provision with KKR. The filing of the Complaint was a rather extraordinary action involving serious allegations against directors who appear to have acted out of an entrenchment motive in completing the ill-advised KKR Financing. We are concerned that these directors approved such an egregious, defensive transaction without seeming to have considered its highly problematic implications.

One day after the Complaint was filed, the Board abruptly and reactively eliminated the voting obligations for the investors in the KKR Financing, effectively acknowledging (notwithstanding the public denial of wrongdoing), in our view, that the Board made a serious misstep with the KKR Financing while revealing its true intention was simply to “buy the vote” and entrench the Board ahead of a potential election contest with Starboard.

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We would ask our fellow stockholders to consider a simple question – was there any valid business purpose for the Company or material benefit to common stockholders in completing the KKR Financing?

We believe the answer is clearly no and should highlight the true motive of this egregious and entirely unnecessary KKR Financing, while also raising questions about the Board’s ability and willingness to focus on the best interests of common stockholders.

We believe the Board’s original intent in consummating the KKR Financing is clear and simple: to dilute the vote of common stockholders who have suffered through years of poor returns by placing more than 10% of the vote in the hands of new preferred investors who were contractually obligated to vote in accordance with the Board’s recommendations. These preferred investors were given a preferential instrument with better terms than the common shares we all own in exchange for providing their guaranteed vote of support for the Board. We believe the Board’s sudden about-face in eliminating the voting obligations only serves to raise more questions regarding the Board’s true motives and does not change the reality of the Board’s egregious and entrenchment-focused actions.

We Believe That Direct Common Stockholder Representation on the Board Is Necessary and Starboard Has a Strong Track Record of Representing Common Stockholders

We strongly believe that common stockholders need direct representation on the Board in order to ensure that our collective interests are being actively protected and represented. The Board has overseen persistent and significant underperformance for far too long and is now asking us all to trust the status quo. As we have illustrated in our prior letters to stockholders and in this proxy statement, we believe the Board’s lack of action to drive improved accountability and create long-term value, coupled with concerning governance practices and the recently completed, ill-advised KKR Financing, makes it clear that maintaining the status quo and hoping this time is finally different is not a viable solution.

We believe the common stockholders, as the true owners of the Company, need to have a strong voice at the Board level. Such a voice promotes greater accountability and creates an environment that forces other directors to consider new and innovative ways to positively impact stockholder value. We believe a culture focused on long-term value creation and stockholder accountability requires placing stockholder representatives on the Board who have a significant financial commitment to the Company along with relevant experience. This requirement ensures the proper alignment of interests between the Board and stockholders.

Furthermore, Mr. Levie has specifically mentioned the benefits that he and the Board believe exist as a result of having investor representation on the Board.

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We believe Starboard meets every criteria that Mr. Levie mentions in his quote, but we are also seeking to hold management and the Board accountable for the subpar results and stockholder returns the Company has generated over the last six years.

Unfortunately, the Company now seems determined to proceed with an expensive and time consuming election contest to keep common stockholders from having a direct representative on the Board, despite our willingness and commitment to work collaboratively with the Board and management in a minority capacity to drive the Company forward.

We Have Severe Concerns Regarding the Company’s Executive Compensation

We have significant concerns regarding BOX’s executive compensation practices. The Company’s disclosure regarding its compensation programs raises many questions regarding not only the Board’s ability to create appropriate compensation programs, but also its focus on aligning compensation with stockholder returns. The Company only identifies three named executive officers (NEOs), which is fewer than 15 of the 17 companies in its Peer Group. The lack of disclosure with regard to the named executive officers makes it difficult to determine if key decision makers at the Company are properly incentivized to create stockholder value.

Furthermore, we believe there are issues with the Company’s annual incentive compensation program. In recent years, the Company has made the decision to pay this annual incentive compensation in the form of fully-vested RSUs, which are effectively freely tradeable stock, rather than the typical practice of paying these bonuses in cash. Concerningly, one of the two target metrics for the annual incentive compensation is non-GAAP operating income, which excludes stock-based compensation. As such, it appears as if the Company is artificially inflating its non-GAAP operating income, thereby increasing bonus attainment, by replacing cash compensation with freely tradeable stock, while at the same time further diluting common stockholders.

We also have significant concerns regarding the Company’s long-term equity compensation plans. We do not believe the Compensation Committee of the Board has set adequate criteria to align executives’ equity compensation with long-term value creation. In FY2020, the Board issued performance stock options with a vesting criteria of a 25% increase in stock price in a four year period, relative to the trailing 30-trading day average closing price as of the grant date. This equates to a less than 6% annualized return. We fail to see how the Board could believe that incentivizing and rewarding executives for achieving such meager returns would align with stockholders’ interests.

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To make matters worse, in FY2021, the Compensation Committee revised the long-term equity compensation plan to be comprised solely of time-based RSUs. This effectively means that in order for the Company’s CFO and COO to receive millions of dollars of incentive compensation, they must simply remain employed for the next four years. For reasons we cannot begin to understand, the Board actively chose to eliminate any tie between stockholder value creation and equity compensation for executive officers. We believe these actions indicate either a complete lack of understanding about how to create targeted and effective long-term incentive compensation programs or a stunning disregard for aligning compensation with stockholder returns. To us, these types of unambitious and anemic goals indicate a culture, permeated by the Board, which is not competitive and performance-driven, but is instead willing to accept mediocrity.

We Continue to Have Concerns with the Company’s Corporate Governance Practices

Despite some of the recent actions taken by the Board, such as the separation of the Chair & CEO roles, many of which we have urged the Board to consider, we continue to have concerns with various aspects of the Company’s governance structure. Specifically, stockholders are prohibited from taking action by written consent, are barred from calling special meetings, and cannot fill vacancies on the Board, which we believe severely limits the ability of stockholders to effect change at BOX. For a Company that has repeatedly discussed its commitment to good corporate governance in recent times, it is surprising that the Board has apparently failed to implement two of the most important stockholder rights – the ability to act by written consent and the ability to call a special meeting – both of which are widely considered best-in-class corporate governance practices.

BOX also has other governance provisions that are generally viewed as being stockholder-unfriendly. The Board is classified, meaning its directors are only subject to re-election by stockholders once every three years. We believe the ability of stockholders to select directors each year is an important check on the performance of the Board and is critical in allowing regular stockholder input on the direction and state of the Company. In addition, BOX requires a supermajority vote to amend certain provisions of its Charter and until recently, its Amended and Restated Bylaws (the “Bylaws”).

Primarily as a result of the draconian supermajority voting provision and the classified Board structure, Institutional Shareholder Services (“ISS”), a leading independent proxy advisory firm, has recommended WITHHOLD votes on every incumbent director who has served on the Board for at least one year since 2016, the first year following the Company’s IPO.

Although BOX recently amended its Bylaws to remove these supermajority vote requirements and is seeking approval to amend the Charter to remove such supermajority vote requirements, we believe the Board permitted these stockholder-unfriendly governance provisions to remain for far too long and are concerned that the Board only decided to amend these provisions reactively in an attempt to appease stockholders ahead of an election contest. In fact, since at least March 2020, in connection with last year’s settlement discussions, Starboard has urged the Company to address its problematic governance practices, including by expressly asking the Company to eliminate these supermajority vote requirements, but the Board was adamant in its opposition to our request. Only now, when faced with an impending election contest did the Board make these changes, despite its supposed commitment to “best-in-class corporate governance practices.”

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In addition, prior to our involvement, Mr. Smith, the Company’s CFO, served on the Board. As a general practice, even for well-performing companies, it is generally considered poor governance for the CFO of a publicly traded company to serve on the Board of the Company for which he or she is the CFO. In fact, Glass, Lewis & Co. (“Glass Lewis”), a leading independent proxy advisory firm, highlighted this issue every year from 2015 – 2019 and even recommended a WITHHOLD vote on Mr. Smith in 2017, the only year during the Company’s public history in which he was up for election. Glass Lewis consistently stated the following regarding his service on the Board:

“Director Smith serves as CFO of the Company. We believe that the unique financial information and control over a company's finances that is typical for a CFO should place the CFO in the position of reporting to and not serving on the board. It is crucial for the board to be in the position of overseeing the Company's finances and its reporting. This oversight is likely to be more complicated and less rigorous when the CFO sits on the same board to which they report.”

Despite this consistent critique and the inherent conflict in the CFO serving as a director, the Board did not take any actions to address this issue. It was not until we reached an agreement with BOX in 2020 that Mr. Smith departed from the Board, as a result of our repeated pressure and insistence. Unfortunately, we believe this aligns with the Board’s troubling pattern of only making reactionary changes when forced to act and later claiming credit as stewards of good corporate governance.

While the Board has touted its commitment to improving the Company’s governance practices to best-in-class standards, actions speak louder than words, and we are struck by the Board’s apparent reticence to proactively take actions that may give common stockholders more rights and more of a voice, while actively taking steps to dilute their voting power and ability to drive change.

We Believe There Is a Better Path Forward for BOX

While BOX has experienced significant challenges, we believe its poor financial and stock price performance has created a unique opportunity to invest in a market leader that can deliver outstanding returns to stockholders. BOX is fundamentally a great company with promising future prospects.

We have made a concerted effort to be helpful as a public stockholder for the past two years. Unfortunately, that has not been enough. The Board has overseen continued underperformance, but has largely maintained the status quo, and most recently, the Company completed a defensive, stockholder-unfriendly preferred equity financing in the face of stockholder pressure. We believe further change is required and warranted on the Board in order to provide fresh perspectives, renewed accountability to stockholders, and importantly, the objectivity and perspective to make difficult decisions without the burden of attachment to the past. We believe that common stockholders need direct representation on the Board.

We believe our continued involvement is critical to ensure that BOX has the appropriate oversight to help guide the Company through a transformation that would put it on the right path towards becoming a best-in-class software company, rather than a company merely hoping to achieve mediocre performance. We believe that you will find the team of professionals we are nominating to be incredibly well-qualified to serve as directors of BOX. Over the coming weeks and months, we intend to share our detailed views on, and plans for, BOX and look forward to engaging with you as we approach the upcoming Annual Meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company currently has a classified Board, which is divided into three (3) classes. The directors in each class are elected for terms of three (3) years so that the term of office of one (1) class of directors expires at each annual meeting of stockholders. The terms of three (3) Class I directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) Nominees, Deborah S. Conrad, Peter A. Feld, and Xavier D. Williams, in opposition to the Company’s three (3) director nominees for terms ending in 2024. Your vote to elect our Nominees will have the legal effect of replacing three (3) incumbent directors of the Company with our Nominees. If elected, our Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value. There is no assurance that any incumbent director will serve as a director if our Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States.

Deborah S. Conrad, age 59, currently serves as the Interim Chief Marketing Officer at NovaSignal Corporation, a medical technology company, since May 2020. Since January 2020, Ms. Conrad also serves as a Strategic Advisor at Grand Rounds Health, Inc., a healthcare technology company where she previously served as Senior Vice President and Chief Marketing Officer, from September 2018 to January 2020. Prior to that, Ms. Conrad served as the Chief Marketing and Revenue Officer at Globality, Inc., a business to business services marketplace, from November 2016 to October 2017 and as the Chief Marketing Officer-in-Residence and Managing Partner at West, a venture studio, from September 2014 to September 2015. Previously, Ms. Conrad had an extensive career spanning 27 years at Intel Corporation (NASDAQ: INTC) (“Intel”), a global manufacturing and technology company, where she held senior positions of increasing responsibility across multiple areas, including marketing, communications, brand management and business development, culminating in her role as Corporate Vice President and Chief Marketing Officer, from May 2008 to May 2014. Ms. Conrad currently serves as an Executive Advisory Board Member for BioIQ, Inc., a healthcare technology company, since November 2020. Ms. Conrad also has extensive private board experience, having previously served on the Board of Directors of, or as an Advisor to, each of the following, Intel Edtech Accelerator, a partner to companies in the education industry established by Intel, from June 2015 to December 2017; Samasource (n/k/a Sama), a data production company for artificial intelligence and machine learning, from June 2014 to June 2019; Superfly, a New York based marketing and event company, from October 2014 to April 2019; Cowboy Ventures LLC, a venture capital firm supporting seed-stage technology companies, from July 2014 to July 2019; and the Intel Foundation, a private corporate foundation established by Intel, from May 2008 to May 2014. Ms. Conrad also served as an Intel Capital Board Observer at Care Innovations, an Intel & GE Healthcare joint venture, from March 2013 to April 2014. Additionally, Ms. Conrad previously served on the Board of Directors of ArtSpan, a nonprofit organization serving as a platform for artists, from August 2014 to December 2019, the Association of National Advertisers, a trade organization that represents the advertising industry, from October 2011 to April 2014 and the AD Council, a nonprofit organization that produces public service announcements, from January 2009 to April 2014.

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Starboard believes Ms. Conrad’s extensive leadership experience in the global technology industry and her expertise in marketing as a result of her significant executive-level marketing roles would make her a valuable addition to the Board.

Peter A. Feld, age 42, is a Managing Member and Head of Research of Starboard Value LP, a New York-based investment adviser with a focused and fundamental approach to investing primarily in publicly traded U.S. companies, a position he has held since April 2011. From November 2008 to April 2011, Mr. Feld served as a Managing Director of Ramius LLC and a Portfolio Manager of Ramius Value and Opportunity Master Fund Ltd. From February 2007 to November 2008, he served as a director at Ramius LLC. Mr. Feld currently serves as Chair of the Board of Directors of GCP Technologies Inc. (NYSE: GCP), a leading specialty construction chemicals and building products company, since June 2020 and as a member of the Board of Directors of each of Magellan Health, Inc. (NASDAQ: MGLN), a healthcare company, since March 2019 and NortonLifeLock Inc. (f/k/a Symantec Corporation) (NASDAQ: NLOK), a cybersecurity software and services company, since September 2018. He previously served as a member of the Board of Directors of each of AECOM (NYSE: ACM), a multinational infrastructure firm, from November 2019 to June 2020, Marvell Technology Group Ltd. (NASDAQ: MRVL), a leader in storage, networking and connectivity semiconductor solutions, from May 2016 to June 2018, The Brink’s Company (NYSE: BCO), a global leader in security-related services, from January 2016 to November 2017, Insperity, Inc. (NYSE: NSP), an industry-leading HR services provider, from March 2015 to June 2017, Darden Restaurants, Inc. (NYSE: DRI), a full-service restaurant company, from October 2014 to September 2015, Tessera Technologies, Inc. (formerly NASDAQ: TSRA) (n/k/a Xperi Corporation), a leading product and technology licensing company, from June 2013 to April 2014, and Integrated Device Technology, Inc. (NASDAQ: IDTI), a company that designs, develops, manufactures and markets a range of semiconductor solutions for the advanced communications, computing and consumer industries, from June 2012 to February 2014. Mr. Feld received a BA in Economics from Tufts University.

Starboard believes Mr. Feld’s extensive knowledge of the capital markets, corporate finance, and public company governance practices as a result of his investment experience, together with his significant public company board experience, would make him a valuable asset to the Board.

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Xavier D. Williams, age 53, currently serves as the Chief Executive Officer of American Virtual Cloud Technologies, Inc. (NASDAQ: AVCT), a leading cloud communications and information technology services provider, since October 2020, where he also serves on the Board of Directors. Previously, Mr. Williams had an extensive career spanning almost 30 years at AT&T Inc. (“AT&T”) (NYSE: T), a multinational telecommunications company and telephone services provider, where he served in various capacities and positions of increasing responsibility, across multiple areas, including finance, product management, strategy, sales, human resources, global operations and customer service, culminating in his role as President of AT&T’s Public Sector & First Net, from July 2020 to September 2020. Mr. Williams has received several awards, including an Honorary Doctorate from the Edinboro University of Pennsylvania, the AT&T Chairman’s Diversity Award, the Eagle Award for outstanding leadership from the National Eagle Leadership Institute, and the USA Freedom Corps’ Award for Dedication to Volunteer Services. In addition, Mr. Williams has been recognized as one of the Top 100 Most Influential Blacks in Corporate America by Savoy magazine, one of the Most Powerful Executives in Corporate America by Black Enterprise magazine, one of the Top 100 Under 50 Executive Leaders by Diversity MBA magazine, and one of the Wash100 leaders in government contracting by Executive Mosaic (an international leadership organization). Mr. Williams holds a B.S. in Business Administration from Edinboro University of Pennsylvania and an M.B.A. from the University of Pittsburgh’s Katz School of Business.

Starboard believes that Mr. Williams’ substantial leadership and veteran experience in the technology and telecommunications industries would make him a valuable member of the Board.

The principal business address of Ms. Conrad is 49 Jennings Lane, Atherton, California 94027. The principal business address of Mr. Feld is 777 Third Avenue, 18th Floor, New York, New York 10017. The principal business address of Mr. Williams is 1720 Peachtree Street, Suite 629, Atlanta, Georgia 30309.

As of the date hereof, Mr. Feld does not directly own or of record any securities of the Company. Mr. Feld, as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed to beneficially own the 13,013,663 shares of Common Stock beneficially owned in the aggregate by Starboard as further explained elsewhere in this Proxy Statement. For information regarding transactions in securities of the Company during the past two years by Starboard, please see Schedule I attached hereto.

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As of the date hereof, Ms. Conrad directly beneficially owns 1,082 shares of Common Stock. Ms. Conrad purchased the shares of Common Stock with personal funds in the open market. For information regarding transactions in securities of the Company during the past two years by Ms. Conrad, please see Schedule I.

As of the date hereof, Mr. Williams directly beneficially owns 1,100 shares of Common Stock. Mr. Williams purchased the shares of Common Stock with personal funds in the open market. For information regarding transactions in securities of the Company during the past two years by Mr. Williams, please see Schedule I.

Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard X Master, Starboard L GP, Starboard R LP, Starboard R GP, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP, Mr. Smith, and the Nominees (collectively, the “Group”) entered into a Joint Filing and Solicitation Agreement in which, among other things, (i) the Group agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Starboard V&O Fund, to the Board at the Annual Meeting, (ii) the Group agreed to take all other action the Group deems necessary or advisable to achieve the foregoing, and (iii) Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard X Master, and Starboard Value LP through the Starboard Value LP Account agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

Each of the Nominees, as a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the shares of Common Stock owned in the aggregate by the other members of the Group. Each of the Nominees specifically disclaims beneficially ownership of the shares of Common Stock owned by the other members of the Group. For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Starboard V&O Fund has signed separate letter agreements with each of the Nominees (other than Mr. Feld) pursuant to which it and its affiliates have agreed to indemnify such Nominees against certain claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Nominees in their capacities as directors of the Company, if so elected.

Starboard V&O Fund has signed compensation letter agreements (the “Compensation Letter Agreements”) with each of the Nominees (other than Mr. Feld), pursuant to which it has agreed to pay each of such Nominees: (i) $25,000 in cash as a result of the submission by Starboard V&O Fund of its nomination of each of such Nominees to the Company and (ii) $25,000 in cash upon the filing by Starboard V&O Fund of a definitive proxy statement with the SEC relating to the solicitation of proxies in favor of such Nominees’ election as directors of the Company. Pursuant to the Compensation Letter Agreements, each of such Nominees has agreed to use the after-tax proceeds from such compensation to acquire securities of the Company (the “Nominee Shares”) at such time that each of such Nominees shall determine, but in any event no later than fourteen (14) days after receipt of such compensation, subject to Starboard V&O Fund’s right to waive the requirement to purchase the Nominee Shares. Pursuant to the Compensation Letter Agreements, each of such Nominees has agreed not to sell, transfer or otherwise dispose of any Nominee Shares until the earliest to occur of (i) the Company’s appointment or nomination of such Nominee as a director of the Company, (ii) the date of any agreement with the Company in furtherance of such Nominee’s nomination or appointment as a director of the Company, (iii) Starboard V&O Fund’s withdrawal of its nomination of such Nominee for election as a director of the Company, and (iv) the date of the Annual Meeting; provided, however, in the event that the Company enters into a business combination with a third party, each of such Nominees, may sell, transfer or exchange the Nominee Shares in accordance with the terms of such business combination.

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Starboard believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Starboard acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Starboard acknowledges that if any Nominee is elected, the determination of the Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Other than as stated herein, and except for compensation received by Mr. Feld as an employee of Starboard Value LP, there are no arrangements or understandings between Starboard and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Voting Stock represented by the enclosed WHITE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Voting Stock represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Starboard that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve, constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2015 EMPLOYEE STOCK PURCHASE PLAN

As discussed in further detail in the Company’s proxy statement, on July 5, 2021, the Board approved an amendment to the Company’s 2015 Employee Stock Purchase Plan (“ESPP”) to (a) eliminate the “evergreen” provision as described in the Company’s proxy statement and (b) increase the number of shares of the Company’s Class A common stock that it may issue under the ESPP by 6,000,000 shares, subject to approval by the Company’s stockholders at the Annual Meeting. Approval of Proposal 2 would eliminate the “evergreen” provision described in the Company’s proxy statement and increase the number of shares authorized and available for issuance under the ESPP to 7,356,993. The form of amended and restated ESPP is appended to the Company’s proxy statement as Appendix A.

According to the Company’s proxy statement, the affirmative vote from the holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal will be required to approve the Amended ESPP.

Starboard intends to vote “FOR” this proposal to remove the evergreen provision of the ESPP. However, Starboard notes that it has significant concerns with many of the material terms of the ESPP, which it believes are out-of-line with standard market terms and have led to outsized dilution for common stockholders.

WE RECOMMEND STOCKHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As disclosed in the Company’s proxy statement, under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote on a proposal to approve on an advisory (non-binding) basis, the compensation of the named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

According to the Company’s proxy statement, the advisory vote on this proposal is not binding upon the Company, however, the Company’s Board and Compensation Committee, which is responsible for designing and administering its executive compensation program, will consider the outcome of the vote when making future compensation decisions for its named executive officers.

WE RECOMMEND STOCKHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL NO. 4

CHARTER AMENDMENT TO ELIMINATE SUPERMAJORITY STOCKHOLDER VOTE REQUIREMENT TO AMEND CERTAIN CHARTER PROVISIONS

As discussed in further detail in the Company’s proxy statement, the Board has unanimously adopted and is submitting for stockholder approval an amendment to the Charter to reduce the stockholder vote requirement for amendment, alteration, change or repeal of all provisions of the Charter to an affirmative vote of a majority of the outstanding shares of stock.

Current Stockholder Vote Requirement

According to the Company’s proxy statement, Article X of the Charter provides that the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of the Charter inconsistent with, Article VI (regarding the Board of Directors), Article VII (regarding the stockholders’ ability to amend the Bylaws, call special meetings, or act by written consent), Article VIII (regarding limitation of a director’s liability), Article IX (regarding indemnification of directors and officers) or Article X (regarding amendments to the Charter).

Text and Legal Effect of Proposed Amendment

According to the Company’s proxy statement, if Proposal 4 is approved, Article X of the Charter will be amended to reduce the stockholder vote requirement for amendment, alteration, change or repeal of all provisions of the Charter to an affirmative vote of a majority of the outstanding shares of stock, which is the lowest approval standard permitted by the Delaware General Corporation Law. The text of the proposed amended Article X of the Charter marked to show all changes proposed under this proposal against the current text of Article X of the Charter, with deletions indicated by strikeout and additions, if any, indicated by underline, is as follows:

ARTICLE X

If any provision of this Amended and Restated Certificate of Incorporation becomes or is declared on any ground by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amended and Restated Certificate of Incorporation, and the court will replace such illegal, void or unenforceable provision of this Amended and Restated Certificate of Incorporation with a valid and enforceable provision that most accurately reflects the Corporation’s intent, in order to achieve, to the maximum extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amended and Restated Certificate of Incorporation shall be enforceable in accordance with its terms.

Except as provided in ARTICLE VIII and ARTICLE IX above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation~~; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent with, ARTICLE VI, ARTICLE VII, ARTICLE VIII, ARTICLE IX or this ARTICLE X~~.

Vote Required

According to the Company’s proxy statement, the affirmative vote of at least 66 and 2/3% of the voting power of the Company’s outstanding shares of Voting Stock is required to approve Proposal 4.

WE RECOMMEND STOCKHOLDERS VOTE “FOR” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Company has proposed that stockholders ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022. Additional information regarding this proposal is contained in the Company’s proxy statement.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

According to the Company’s proxy statement, holders of Common Stock and Series A Preferred Stock (on a fully converted basis) vote together as a single class on all matters at the Annual Meeting. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Voting Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Voting Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Voting Stock after the Record Date.

Shares of Voting Stock represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the approval of an amendment to the Company’s 2015 Employee Stock Purchase Plan, AGAINST an advisory (non-binding) proposal concerning the Company’s executive compensation program, FOR the approval of an amendment to the Charter to eliminate the supermajority stockholder vote requirement to amend certain provisions of the Charter and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate three (3) candidates for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect only our Nominees. Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees. The participants in this solicitation intend to vote the Starboard Group Shares in favor of the Nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. In the event that some of our Nominees are elected, there can be no assurance that the Company nominee(s) who get the most votes and are elected to the Board will choose to serve as on the Board with the Nominees who are elected.

While we currently intend to vote all of the Starboard Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that by voting the Starboard Group Shares we could help elect the Company nominee(s) that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Voting Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked.

VIRTUAL MEETING

As discussed in the Company’s proxy statement, the Company has implemented a virtual format for the Annual Meeting similar to prior years, which will be conducted via live audio webcast and online stockholder tools. You will not be able to attend the Annual Meeting in person. As discussed above, you are entitled to participate in the Annual Meeting only if you were a stockholder of record as of the close of business on the Record Date or hold a legal proxy for the meeting provided by your broker, bank or other nominee.

According to the Company’s proxy statement, in order to attend the Annual Meeting virtually, you must pre-register by visiting www.cesonlineservices.com/box21_vm and follow the instructions to complete your registration request by 8 a.m. Pacific Time on Wednesday, September 8, 2021.

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According to the Company’s proxy statement, stockholders of record and/or their designated representatives will need the control number included on the Company’s Notice of Annual Meeting, proxy card or voting instruction form and should follow the instructions thereon to complete their registration request.

According to the Company’s proxy statement, if you are the beneficial owner of shares (that is, your shares are held in “street name” through a bank, broker, or other nominee) as of the Record Date, you have the right to direct your broker, bank or other nominee as to how to vote your shares. According to the Company’s proxy statement, beneficial owners are also invited to attend the Annual Meeting, however, since a beneficial owner is not the stockholder of record, you may not vote your shares live at the Annual Meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use.

Although the live webcast will begin at 8 a.m. Pacific Time on September 9, 2021, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. According to the Company’s proxy statement, the Annual Meeting site will first be accessible to registered stockholders beginning at 7:30 a.m. Pacific Time on the day of the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the WHITE proxy card. Additional information and our proxy materials can also be found at www.shareholdersforbox.com. If you have any difficulty following the registration process, please email info@okapipartners.com.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Voting Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Company’s Bylaws and Delaware Law. A majority of the voting power of all issued and outstanding shares of Voting Stock entitled to vote, properly represented virtually or by proxy, is required for a quorum at the Annual Meeting.

Abstentions, withhold votes and “broker non-votes” are counted as shares present and entitled to vote for purposes of determining a quorum.

However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals other than on routine matters, such as Proposal 5.

If you are a stockholder of record, you must deliver your vote by mail, the Internet, by telephone or attend the Annual Meeting virtually in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. If you are a beneficial holder and do not return a voting instruction form, your broker, bank or nominee may only vote on the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022 (Proposal 5).

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Brokers do not have discretionary authority to vote on any of the proposals at the Annual Meeting, except for Proposal 5. Accordingly, unless you vote via proxy card or provide instructions to your broker, your shares of Voting Stock will count for purposes of attaining a quorum, but will not be voted on the proposals, except for Proposal 5.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, the election of directors requires a plurality of the voting power of the shares of Voting Stock present virtually or by proxy and entitled to vote at the Annual Meeting to be approved. Abstentions, withhold votes, and any broker non-votes will have no effect on the outcome of this proposal. Therefore, the three director nominees who receive the most affirmative votes at the Annual Meeting will be elected to the Board.

Approval of Amendment to 2015 Employee Stock Purchase Plan ─ According to the Company’s proxy statement, the approval of the amendment to the 2015 Employee Stock Purchase Plan requires the affirmative vote from the holders of a majority in voting power of the shares of Voting Stock present virtually or by proxy and entitled to vote at the Annual Meeting. Abstentions are treated as shares present virtually or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, the vote to approve, on an advisory basis, the compensation of the Company’s named executive officers requires the approval of a majority of the voting power of the shares of Voting Stock present virtually or by proxy and entitled to vote at the Annual Meeting. Abstentions are treated as shares present virtually or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Charter Amendment to Eliminate Supermajority Stockholder Vote Requirement to Amend Certain Charter Provisions ─ According to the Company’s proxy statement, the vote to approve this proposal is the affirmative vote of at least 66 and 2/3% of the voting power of the outstanding shares of Voting Stock. Abstentions and any broker non-votes will have the same effect as a vote “Against” this proposal.

Ratification of the Appointment of Accounting Firm ─ According to the Company’s proxy statement, the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022, requires the affirmative vote of a majority of the voting power of the shares of Voting Stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote “Against” the proposal and any broker non-votes will have no effect on the outcome of this proposal.

Under applicable Delaware law, none of the holders of Voting Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your WHITE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Starboard’s recommendations specified herein and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 900 Jefferson Ave., Redwood City, California 94063 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Voting Stock. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Starboard. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Starboard V&O Fund has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $375,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Starboard V&O Fund has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Starboard V&O Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately 30 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Starboard. Costs of this solicitation of proxies are currently estimated to be approximately $1,300,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Starboard estimates that through the date hereof its expenses in furtherance of, or in connection with, the solicitation are approximately $700,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any solicitation. Starboard may seek reimbursement from the Company of all expenses it incurs in connection with this solicitation but does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees and the members of Starboard are participants in this solicitation. The principal business of Starboard V&O Fund is serving as a private investment fund. Starboard V&O Fund has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance shareholder value. Each of Starboard S LLC, a Delaware limited liability company, Starboard C LP, a Delaware limited partnership, Starboard L Master, a Cayman Islands exempted limited partnership, and Starboard X Master, a Cayman Islands exempted company, has been formed for the purpose of investing in securities and engaging in all related activities and transactions. Starboard Value LP, a Delaware limited partnership, provides investment advisory and management services and acts as the investment manager of Starboard V&O Fund, Starboard C LP, Starboard L Master, Starboard X Master and the Starboard Value LP Account as the manager of Starboard S LLC. The principal business of Starboard L GP, a Delaware limited partnership, is serving as the general partner of Starboard L Master. The principal business of Starboard Value GP, a Delaware limited liability company, is providing a full range of investment advisory, pension advisory and management services and serving as the general partner of Starboard Value LP. The principal business of Principal Co, a Delaware limited partnership, is providing investment advisory and management services. Principal Co is a member of Starboard Value GP. Principal GP, a Delaware limited liability company, serves as the general partner of Principal Co. Starboard R LP, a Delaware limited partnership, serves as the general partner of Starboard C LP. Starboard R GP, a Delaware limited liability company, serves as the general partner of Starboard R LP and Starboard L GP. Messrs. Smith and Feld serve as members of Principal GP and the members of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Messrs. Smith and Feld are citizens of the United States of America.

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The address of the principal office of each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard L GP, Starboard R LP, Starboard R GP, Starboard X Master, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP, and Messrs. Smith and Feld is 777 Third Avenue, 18th Floor, New York, New York 10017.

As of the date hereof, Starboard V&O Fund beneficially owns 6,872,443 shares of Common Stock. As of the date hereof, Starboard S LLC beneficially owned 1,275,334 shares of Common Stock. As of the date hereof, Starboard C LP beneficially owned 746,496 shares of Common Stock. As of the date hereof, Starboard L Master beneficially owned 652,637 shares of Common Stock. As of the date hereof, Starboard X Master beneficially owned 1,336,220 shares of Common Stock. As of the date hereof, 2,130,533 shares of Common Stock were held in a certain account managed by Starboard Value LP (the “Starboard Value LP Account”). Starboard L GP, as the general partner of Starboard L Master, may be deemed the beneficial owner of the 652,637 shares owned by Starboard L Master. Starboard R LP, as the general partner of Starboard C LP, may be deemed the beneficial owner of the 746,496 shares owned by Starboard C LP. Starboard R GP, as the general partner of Starboard R LP and Starboard L GP, may be deemed the beneficial owner of the (i) 746,496 shares owned by Starboard C LP and (ii) 652,637 shares owned by Starboard L Master. Starboard Value LP, as the investment manager of Starboard V&O Fund, Starboard C LP, Starboard L Master, Starboard X Master and the Starboard Value LP Account and the manager of Starboard S LLC, may be deemed the beneficial owner of the (i) 6,872,443 shares beneficially owned by Starboard V&O Fund, (ii) 1,275,334 shares owned by Starboard S LLC, (iii) 746,496 shares owned by Starboard C LP, (iv) 652,637 shares owned by Starboard L Master, (v) 1,336,220 shares beneficially owned by Starboard X Master and (vi) 2,130,533 shares held in the Starboard Value LP Account. Starboard Value GP, as the general partner of Starboard Value LP, may be deemed the beneficial owner of the (i) 6,872,443 shares beneficially owned by Starboard V&O Fund, (ii) 1,275,334 shares owned by Starboard S LLC, (iii) 746,496 shares owned by Starboard C LP, (iv) 652,637 shares owned by Starboard L Master, (v) 1,336,220 shares beneficially owned by Starboard X Master and (vi) 2,130,533 shares held in the Starboard Value LP Account. Principal Co, as a member of Starboard Value GP, may be deemed the beneficial owner of the (i) 6,872,443 shares beneficially owned by Starboard V&O Fund, (ii) 1,275,334 shares owned by Starboard S LLC, (iii) 746,496 shares owned by Starboard C LP, (iv) 652,637 shares owned by Starboard L Master, (v) 1,336,220 shares beneficially owned by Starboard X Master and (vi) 2,130,533 shares held in the Starboard Value LP Account. Principal GP, as the general partner of Principal Co, may be deemed the beneficial owner of the (i) 6,872,443 shares beneficially owned by Starboard V&O Fund, (ii) 1,275,334 shares owned by Starboard S LLC, (iii) 746,496 shares owned by Starboard C LP, (iv) 652,637 shares owned by Starboard L Master, (v) 1,336,220 shares beneficially owned by Starboard X Master and (vi) 2,130,533 shares held in the Starboard Value LP Account. Each of Messrs. Smith and Feld, as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed the beneficial owner of the (i) 6,872,443 shares beneficially owned by Starboard V&O Fund, (ii) 1,275,334 shares owned by Starboard S LLC, (iii) 746,496 shares owned by Starboard C LP, (iv) 652,637 shares owned by Starboard L Master, (v) 1,336,220 shares beneficially owned by Starboard X Master and (vi) 2,130,533 shares held in the Starboard Value LP Account. Messrs. Smith and Feld share voting and dispositive power with respect to the 13,013,663 shares of Common Stock beneficially owned in the aggregate by Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master and held in the Starboard Value LP Account.

Each participant in this solicitation, as a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 13,015,845 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

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The shares of Common Stock owned directly by each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard X Master and held in the Starboard Value LP Account were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business), except as otherwise noted, as set forth in Schedule I.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account previously entered into certain forward purchase contracts providing for the purchase of shares of Common Stock (the “November Forward Contracts”). Each of the November Forward Contracts had a final valuation date of November 30, 2020, however, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account had the ability to elect early settlement after serving notice to the counterparty of such intention at least two (2) scheduled trading days in advance of the desired early final valuation date. The November Forward Contracts provided for physical settlement. Until the settlement date, none of the November Forward Contracts gave Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master or Starboard Value LP voting or dispositive control over the shares of Common Stock to which such contracts related. Each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account exercised the November Forward Contracts. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account is no longer a party to the November Forward Contracts.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account previously entered into certain forward purchase contracts providing for the purchase of shares of Common Stock (the “December 7th Forward Contracts”). Each of the December 7th Forward Contracts had a final valuation date of December 7, 2020, however, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account had the ability to elect early settlement after serving notice to the counterparty of such intention at least two (2) scheduled trading days in advance of the desired early final valuation date. The December 7th Forward Contracts provided for physical settlement. Until the settlement date, none of the December 7th Forward Contracts gave Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master or Starboard Value LP voting or dispositive control over the shares of Common Stock to which such contracts related. Each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account exercised the December 7th Forward Contracts. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account is no longer a party to the December 7th Forward Contracts.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account entered into certain forward purchase contracts providing for the purchase of shares of Common Stock (the “December 21st Forward Contracts”). Each of the December 21st Forward Contracts had a final valuation date of December 21, 2020, however, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account had the ability to elect early settlement after serving notice to the counterparty of such intention at least two (2) scheduled trading days in advance of the desired early final valuation date. The December 21st Forward Contracts provided for physical settlement. Until the settlement date, none of the December 21st Forward Contracts gave Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master or Starboard Value LP voting or dispositive control over the shares of Common Stock to which such contracts related. Each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account exercised the December 21st Forward Contracts. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard Value LP through the Starboard Value LP Account is no longer a party to the December 21st Forward Contracts.

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As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 372,400 shares of Common Stock, 601,000 shares of Common Stock, 34,300 shares of Common Stock and 33,200 shares of Common Stock, respectively, which had an exercise price of $20.00 per share and expired on May 17, 2019. These put options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 558,800 shares of Common Stock, 90,100 shares of Common Stock, 51,800 shares of Common Stock and 49,300 shares of Common Stock, respectively, which had an exercise price of $17.00 per share and expired on June 21, 2019. These put options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 931,000 shares of Common Stock, 150,200 shares of Common Stock, 86,000 shares of Common Stock and 82,800 shares of Common Stock, respectively, which had an exercise price of $18.00 per share and expired on June 21, 2019. These put options expired worthless pursuant to their terms. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 559,300 shares of Common Stock, 89,800 shares of Common Stock, 52,300 shares of Common Stock and 48,600 shares of Common Stock, respectively, which had an exercise price of $17.00 per share and expired on July 19, 2019. These put options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 372,900 shares of Common Stock, 59,900 shares of Common Stock, 34,800 shares of Common Stock and 32,400 shares of Common Stock, respectively, which had an exercise price of $17.00 per share and expired on July 26, 2019. These put options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 556,500 shares of Common Stock, 91,200 shares of Common Stock, 52,500 shares of Common Stock and 49,800 shares of Common Stock, respectively, which had an exercise price of $16.00 per share and expired on August 16, 2019. These put options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 519,600 shares of Common Stock, 85,100 shares of Common Stock, 49,000 shares of Common Stock and 46,300 shares of Common Stock, respectively, which had an exercise price of $13.00 per share and expired on September 20, 2019. These put options expired worthless pursuant to their terms. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

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As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 927,700 shares of Common Stock, 151,900 shares of Common Stock, 87,500 shares of Common Stock and 82,900 shares of Common Stock, respectively, which had an exercise price of $15.00 per share and expired on September 20, 2019. These put options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 111,400 shares of Common Stock, 18,200 shares of Common Stock, 10,500 shares of Common Stock and 9,900 shares of Common Stock, respectively, which had an exercise price of $16.00 per share and expired on September 20, 2019. These put options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 593,900 shares of Common Stock, 97,200 shares of Common Stock, 56,000 shares of Common Stock and 52,900 shares of Common Stock, respectively, which had an exercise price of $17.00 per share and expired on September 20, 2019. These put options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 223,200 shares of Common Stock, 36,000 shares of Common Stock, 21,000 shares of Common Stock and 19,800 shares of Common Stock, respectively, which had an exercise price of $16.00 per share and expired on October 18, 2019. These put options expired worthless pursuant to their terms. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 148,200 shares of Common Stock, 24,200 shares of Common Stock, 14,000 shares of Common Stock and 13,600 shares of Common Stock, respectively, which had an exercise price of $15.00 per share and expired on February 21, 2020. These put options expired worthless pursuant to their terms. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master previously sold short in the over the counter market American-style put options referencing an aggregate of 151,400 shares of Common Stock, 22,700 shares of Common Stock, 13,200 shares of Common Stock and 12,700 shares of Common Stock, respectively, which had an exercise price of $15.00 per share and expired on March 20, 2020. These put options were assigned by the counterparties thereof and each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master thereby acquired an aggregate of 151,400 shares of Common Stock, 22,700 shares of Common Stock, 13,200 shares of Common Stock and 12,700 shares of Common Stock, respectively. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard L Master no longer has any exposure to such put options.

43

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master previously sold short in the over the counter market American-style put options referencing an aggregate of 133,200 shares of Common Stock, 23,900 shares of Common Stock, 14,200 shares of Common Stock, 11,100 shares of Common Stock and 17,600 shares of Common Stock, respectively, which had an exercise price of $17.00 per share and expired on October 16, 2020. These put options expired worthless pursuant to their terms. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master previously sold short in the over the counter market American-style call options referencing an aggregate of 330,200 shares of Common Stock, 58,900 shares of Common Stock, 34,300 shares of Common Stock, 31,000 shares of Common Stock and 45,600 shares of Common Stock, respectively, which had an exercise price of $20.00 per share and expired on December 18, 2020. These call options were subsequently purchased prior to the expiration date. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master previously sold short in the over the counter market American-style put options referencing an aggregate of 125,500 shares of Common Stock, 23,400 shares of Common Stock, 14,000 shares of Common Stock, 11,100 shares of Common Stock and 26,000 shares of Common Stock, respectively, which had an exercise price of $18.00 per share and expired on March 19, 2021. These put options expired worthless pursuant to their terms. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master no longer has any exposure to such put options.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

44

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Starboard is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Starboard is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement for the Annual Meeting, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) by submitting their proposals in writing to the Company’s Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting, the Company’s Secretary must receive the written proposal at the Company’s principal executive offices not later than March 21, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy material.

According to the Company’s proxy statement, the Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in the Company’s proxy statement. The Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in the Company’s proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of the Board, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to the Company’s Secretary, which notice must contain the information specified in the Bylaws. To be timely for the 2022 Annual Meeting, the Company’s Secretary must receive the written notice at its principal executive offices not earlier than May 7, 2022 and not later than the end of the day on June 6, 2022.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by Starboard that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Starboard will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners, at the following address or phone number: 1212 Avenue of the Americas, 24th Floor, New York, NY 10036, or call toll free at +1 (855) 208-8901. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

45

Starboard is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Starboard is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Starboard Value And Opportunity Master Fund Ltd

July 20, 2021

46

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

Exercise of Forward Contract	1,000	07/08/2019
Purchase of Class A Common Stock	8,649	07/16/2019
Purchase of Class A Common Stock	8,649	07/16/2019
Purchase of Class A Common Stock	9,060	07/17/2019
Purchase of Class A Common Stock	9,060	07/17/2019
Purchase of July 19, 2019 Put Option ($17.00 Strike Price)	559,300	07/18/2019
Sale of August 16, 2019 Put Option ($16.00 Strike Price)	(556,500)	07/18/2019
Purchase of Class A Common Stock	7,550	07/22/2019
Purchase of Class A Common Stock	7,550	07/22/2019
Purchase of July 26, 2019 Put Option ($17.00 Strike Price)	372,900	07/22/2019
Sale of September 20, 2019 Put Option ($15.00 Strike Price)	(371,000)	07/22/2019
Purchase of Class A Common Stock	7,550	07/23/2019
Purchase of Class A Common Stock	7,550	07/23/2019
Purchase of Class A Common Stock	15,100	07/31/2019
Purchase of Class A Common Stock	15,100	07/31/2019
Purchase of Class A Common Stock	4,615	08/01/2019
Purchase of Class A Common Stock	4,615	08/01/2019
Purchase of Class A Common Stock	30,250	08/02/2019
Purchase of Class A Common Stock	30,250	08/02/2019
Purchase of August 16, 2019 Put Option ($16.00 Strike Price)	556,500	08/02/2019
Sale of September 20, 2019 Put Option ($15.00 Strike Price)	(556,700)	08/02/2019

Purchase of Class A Common Stock	15,125	08/05/2019
Purchase of Class A Common Stock	15,125	08/05/2019
Purchase of Class A Common Stock	7,563	08/09/2019
Purchase of Class A Common Stock	7,562	08/09/2019
Purchase of Class A Common Stock	7,562	08/12/2019
Purchase of Class A Common Stock	7,563	08/12/2019
Purchase of Class A Common Stock	7,563	08/13/2019
Purchase of Class A Common Stock	7,562	08/13/2019
Purchase of Class A Common Stock	15,125	08/14/2019
Purchase of Class A Common Stock	15,125	08/14/2019
Purchase of Class A Common Stock	31,158	08/20/2019
Purchase of Class A Common Stock	31,157	08/20/2019
Purchase of Class A Common Stock	9,484	08/20/2019
Purchase of Class A Common Stock	9,483	08/20/2019
Purchase of Class A Common Stock	30,250	08/21/2019
Purchase of Class A Common Stock	30,250	08/21/2019
Purchase of Class A Common Stock	10,650	08/22/2019
Purchase of Class A Common Stock	10,650	08/22/2019
Purchase of Class A Common Stock	228	08/23/2019
Purchase of Class A Common Stock	228	08/23/2019
Purchase of Class A Common Stock	16,199	08/23/2019
Purchase of Class A Common Stock	16,198	08/23/2019
Purchase of Class A Common Stock	132,295	08/23/2019
Purchase of Class A Common Stock	132,295	08/23/2019
Purchase of Class A Common Stock	4,175	08/23/2019
Purchase of Class A Common Stock	4,174	08/23/2019
Purchase of Class A Common Stock	166,375	08/23/2019
Purchase of Class A Common Stock	166,376	08/23/2019
Sale of Class A Common Stock	(168,880)	08/26/2019
Purchase of Class A Common Stock	133,619	08/26/2019
Purchase of Class A Common Stock	35,261	08/26/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(296,900)	08/26/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(185,600)	08/26/2019
Sale of Class A Common Stock	(157,745)	08/27/2019
Purchase of Class A Common Stock	85,830	08/27/2019
Purchase of Class A Common Stock	71,915	08/27/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(148,500)	08/27/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(74,200)	08/27/2019
Sale of September 20, 2019 Put Option ($16.00 Strike Price)	(111,400)	08/27/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(185,600)	08/27/2019
Sale of Class A Common Stock	(200,429)	08/28/2019
Purchase of Class A Common Stock	158,339	08/28/2019
Purchase of Class A Common Stock	42,090	08/28/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(222,700)	08/28/2019

Purchase of Class A Common Stock	151,250	08/29/2019
Purchase of Class A Common Stock	151,250	08/29/2019
Purchase of Class A Common Stock	23,413	08/29/2019
Purchase of Class A Common Stock	23,413	08/29/2019
Purchase of Class A Common Stock	127,837	08/29/2019
Purchase of Class A Common Stock	127,837	08/29/2019
Purchase of Class A Common Stock	705,300	08/29/2019
Purchase of September 20, 2019 Put Option ($16.00 Strike Price)	111,400	08/29/2019
Purchase of September 20, 2019 Put Option ($17.00 Strike Price)	593,900	08/29/2019
Purchase of Class A Common Stock	351,486	08/30/2019
Purchase of Class A Common Stock	289,976	08/30/2019
Purchase of Class A Common Stock	65,376	08/30/2019
Purchase of Class A Common Stock	246,040	08/30/2019
Purchase of Class A Common Stock	277,322	08/30/2019
Purchase of September 20, 2019 Put Option ($15.00 Strike Price)	556,700	08/30/2019
Purchase of September 20, 2019 Put Option ($15.00 Strike Price)	371,000	08/30/2019
Purchase of Class A Common Stock	305,114	09/03/2019
Purchase of Class A Common Stock	25,385	09/03/2019
Purchase of Class A Common Stock	61,997	09/03/2019
Purchase of Class A Common Stock	16,319	09/03/2019
Sale of Class A Common Stock	(325,244)	09/04/2019
Sale of Class A Common Stock	(162,473)	09/04/2019
Sale of Class A Common Stock	(45,721)	09/05/2019
Sale of Class A Common Stock	(167,643)	09/05/2019
Sale of Class A Common Stock	(4,737)	09/05/2019
Sale of Class A Common Stock	(8,914)	09/06/2019
Exercise of Forward Contract	859,833	09/09/2019
Sale of October 18, 2019 Put Option ($16.00 Strike Price)	(148,800)	09/27/2019
Purchase of Class A Common Stock	30,400	09/27/2019
Purchase of Class A Common Stock	30,400	09/27/2019
Sale of October 18, 2019 Put Option ($16.00 Strike Price)	(74,400)	09/27/2019
Acquisition of Class A Common Stock Upon Assignment of October 18, 2019 Put Option ($16.00 Strike Price)	74,400	10/18/2019
Acquisition of Class A Common Stock Upon Assignment of October 18, 2019 Put Option ($16.00 Strike Price)	148,800	10/18/2019
Sale of Class A Common Stock	(122,561)	11/27/2019
Purchase of Class A Common Stock	32,841	12/09/2019
Purchase of Class A Common Stock	32,841	12/09/2019
Purchase of Class A Common Stock	984	12/10/2019
Purchase of Class A Common Stock	984	12/10/2019
Purchase of Class A Common Stock	12,300	12/10/2019
Purchase of Class A Common Stock	12,300	12/10/2019

Purchase of Class A Common Stock	15,375	12/11/2019
Purchase of Class A Common Stock	15,375	12/11/2019
Exercise of Forward Contract	462,720	01/21/2020
Exercise of Forward Contract	1,150,570	01/28/2020
Exercise of Forward Contract	920,213	01/28/2020
Sale of February 21, 2020 Put Option ($15.00 Strike Price)	(148,200)	01/28/2020
Sale of March 20, 2020 Put Option ($15.00 Strike Price)	(151,400)	02/28/2020
Purchase of Class A Common Stock	47,925	03/06/2020
Purchase of Class A Common Stock	47,925	03/06/2020
Purchase of Class A Common Stock	7,843	03/09/2020
Purchase of Class A Common Stock	7,842	03/09/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	28,900	03/17/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	1,400	03/18/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	121,100	03/20/2020
Purchase of Class A Common Stock	7,988	03/23/2020
Purchase of Class A Common Stock	7,987	03/23/2020
Sale of Class A Common Stock	(15,393)	03/30/2020
Sale of Class A Common Stock	(61,573)	03/31/2020
Sale of Class A Common Stock	(31,123)	04/28/2020
Sale of Class A Common Stock	(123,146)	04/29/2020
Purchase of Class A Common Stock	316	05/01/2020
Purchase of Class A Common Stock	315	05/01/2020
Purchase of Class A Common Stock	23,347	05/01/2020
Purchase of Class A Common Stock	23,347	05/01/2020
Sale of Class A Common Stock	(138,561)	05/07/2020
Sale of Class A Common Stock	(123,166)	05/08/2020
Sale of Class A Common Stock	(138,561)	05/11/2020
Sale of Class A Common Stock	(9,935)	05/12/2020
Sale of Class A Common Stock	(123,166)	05/12/2020
Sale of Class A Common Stock	(97,835)	05/13/2020
Sale of Class A Common Stock	(17,800)	05/15/2020
Sale of Class A Common Stock	(1,321)	05/15/2020
Sale of Class A Common Stock	(1,678)	05/18/2020
Sale of Class A Common Stock	(21,613)	05/18/2020
Sale of Class A Common Stock	(7,500)	05/18/2020
Sale of Class A Common Stock	(3,322)	05/20/2020
Sale of Class A Common Stock	(57,614)	05/20/2020
Sale of Class A Common Stock	(2,726)	05/27/2020
Sale of Class A Common Stock	(245,425)	05/27/2020
Sale of Class A Common Stock	(307,913)	05/27/2020
Sale of Class A Common Stock	(18,231)	05/27/2020
Sale of Class A Common Stock	(72,324)	05/28/2020
Sale of Class A Common Stock	(30,791)	05/28/2020

Sale of Class A Common Stock	(30,791)	05/29/2020
Sale of Class A Common Stock	(153,957)	05/29/2020
Purchase of Class A Common Stock	28,305	06/04/2020
Purchase of Class A Common Stock	28,305	06/04/2020
Purchase of Class A Common Stock	7,863	06/05/2020
Purchase of Class A Common Stock	7,862	06/05/2020
Purchase of Class A Common Stock	39,313	06/05/2020
Purchase of Class A Common Stock	39,312	06/05/2020
Purchase of Class A Common Stock	5,248	06/08/2020
Purchase of Class A Common Stock	5,249	06/08/2020
Purchase of Class A Common Stock	11,577	06/11/2020
Purchase of Class A Common Stock	11,578	06/11/2020
Purchase of Class A Common Stock	2,044	06/12/2020
Purchase of Class A Common Stock	2,044	06/12/2020
Sale of Class A Common Stock	(92,439)	06/22/2020
Disposition of Class A Common Stock	(343,879)[1]	07/01/2020
Purchase of Class A Common Stock	10,045	07/14/2020
Purchase of Class A Common Stock	10,045	07/14/2020
Purchase of Class A Common Stock	4,305	07/16/2020
Purchase of Class A Common Stock	4,305	07/16/2020
Purchase of Class A Common Stock	28,700	07/24/2020
Purchase of Class A Common Stock	5,740	07/27/2020
Purchase of Class A Common Stock	5,740	07/27/2020
Purchase of Class A Common Stock	3,846	08/03/2020
Purchase of Class A Common Stock	9,729	08/06/2020
Purchase of Class A Common Stock	3,645	08/07/2020
Purchase of Class A Common Stock	14,350	08/11/2020
Purchase of Class A Common Stock	14,350	08/13/2020
Purchase of Class A Common Stock	4,587	08/14/2020
Purchase of Class A Common Stock	4,587	08/14/2020
Sale of Class A Common Stock	(37,124)	08/26/2020
Sale of Class A Common Stock	(28,557)	08/26/2020
Sale of Class A Common Stock	(5,026)	08/27/2020
Sale of Class A Common Stock	(76,266)	08/27/2020
Sale of Class A Common Stock	(32,935)	08/27/2020
Sale of Class A Common Stock	(171,341)	08/27/2020
Purchase of Class A Common Stock	28,600	09/04/2020
Purchase of Class A Common Stock	28,600	09/04/2020
Purchase of Class A Common Stock	7,150	09/11/2020
Purchase of Class A Common Stock	7,150	09/11/2020
Purchase of Class A Common Stock	28,600	09/14/2020
Purchase of Class A Common Stock	14,300	09/15/2020
Purchase of Class A Common Stock	14,300	09/15/2020
Purchase of Class A Common Stock	14,300	09/17/2020
Purchase of Class A Common Stock	14,300	09/17/2020
Purchase of Class A Common Stock	14,300	09/18/2020
Purchase of Class A Common Stock	14,300	09/18/2020
Purchase of Class A Common Stock	28,600	09/23/2020
Purchase of Class A Common Stock	28,600	09/24/2020
Purchase of Class A Common Stock	28,600	09/24/2020
Purchase of Class A Common Stock	8,580	09/25/2020

Purchase of Class A Common Stock	8,580	09/25/2020
Purchase of Class A Common Stock	7,150	09/30/2020
Purchase of Class A Common Stock	7,150	09/30/2020
Sale of October 16, 2020 Put Option ($17.00 Strike Price)	(137,800)	09/30/2020
Disposition of October 16, 2020 Put Option ($17.00 Strike Price)	4,600[1]	10/01/2020
Disposition of Class A Common Stock	(177,730)[1]	10/01/2020
Purchase of Class A Common Stock	55,200	10/01/2020
Purchase of Class A Common Stock	6,900	10/02/2020
Purchase of Class A Common Stock	6,900	10/02/2020
Purchase of Class A Common Stock	6,900	10/05/2020
Purchase of Class A Common Stock	6,900	10/05/2020
Purchase of Class A Common Stock	6,900	10/19/2020
Purchase of Class A Common Stock	6,900	10/19/2020
Purchase of Class A Common Stock	20,700	10/20/2020
Purchase of Class A Common Stock	20,700	10/20/2020
Purchase of Class A Common Stock	5,520	10/21/2020
Purchase of Class A Common Stock	5,520	10/21/2020
Purchase of Class A Common Stock	3,978	10/21/2020
Purchase of Class A Common Stock	3,978	10/21/2020
Purchase of Class A Common Stock	100,902	10/21/2020
Purchase of Class A Common Stock	100,902	10/21/2020
Purchase of Class A Common Stock	31,546	10/22/2020
Purchase of Class A Common Stock	31,546	10/22/2020
Purchase of Class A Common Stock	6,730	10/23/2020
Purchase of Class A Common Stock	6,730	10/23/2020
Purchase of Class A Common Stock	27,667	10/23/2020
Purchase of Class A Common Stock	27,667	10/23/2020
Purchase of Class A Common Stock	8,418	10/26/2020
Purchase of Class A Common Stock	8,418	10/26/2020
Purchase of Class A Common Stock	28,014	10/26/2020
Purchase of Class A Common Stock	28,014	10/26/2020
Purchase of Class A Common Stock	46,368	10/26/2020
Purchase of Class A Common Stock	46,368	10/26/2020
Purchase of Class A Common Stock	41,400	10/27/2020
Purchase of Class A Common Stock	41,400	10/27/2020
Purchase of Class A Common Stock	27,600	10/28/2020
Purchase of Class A Common Stock	27,600	10/28/2020
Purchase of Class A Common Stock	27,600	10/28/2020
Purchase of Class A Common Stock	27,600	10/28/2020
Sale of December 18, 2020 Call Option ($20.00 Strike Price)	(330,200)	12/01/2020
Purchase of Class A Common Stock	12,191	12/02/2020
Purchase of Class A Common Stock	12,190	12/02/2020
Purchase of Class A Common Stock	21,747	12/02/2020
Purchase of Class A Common Stock	21,747	12/02/2020
Sale of Class A Common Stock	(13,925)	12/16/2020
Sale of Class A Common Stock	(4,847)	12/16/2020
Purchase of December 18, 2020 Call Option ($20.00 Strike Price)	330,200	12/16/2020

Disposition of Class A Common Stock	(203,084)[1]	01/01/2021
Purchase of Class A Common Stock	6,600	01/06/2021
Purchase of Class A Common Stock	6,600	01/06/2021
Purchase of Class A Common Stock	15,840	01/07/2021
Purchase of Class A Common Stock	15,840	01/07/2021
Purchase of Class A Common Stock	20,817	01/07/2021
Purchase of Class A Common Stock	20,817	01/07/2021
Purchase of Class A Common Stock	26,400	01/08/2021
Purchase of Class A Common Stock	26,400	01/08/2021
Purchase of Class A Common Stock	2,389	01/08/2021
Purchase of Class A Common Stock	2,389	01/08/2021
Purchase of Class A Common Stock	5,280	01/08/2021
Purchase of Class A Common Stock	5,280	01/08/2021
Purchase of Class A Common Stock	224,400	01/11/2021
Purchase of Class A Common Stock	224,400	01/11/2021
Purchase of Class A Common Stock	96,195	01/11/2021
Purchase of Class A Common Stock	96,195	01/11/2021
Purchase of Class A Common Stock	6,600	01/13/2021
Purchase of Class A Common Stock	6,600	01/13/2021
Sale of Class A Common Stock	(32,321)	01/27/2021
Sale of Class A Common Stock	(37,875)	01/27/2021
Purchase of Class A Common Stock	6,600	01/28/2021
Purchase of Class A Common Stock	6,600	01/28/2021
Purchase of Class A Common Stock	13,200	01/28/2021
Purchase of Class A Common Stock	13,200	01/28/2021
Purchase of Class A Common Stock	10,560	01/29/2021
Purchase of Class A Common Stock	10,560	01/29/2021
Purchase of Class A Common Stock	5,280	01/29/2021
Purchase of Class A Common Stock	5,280	01/29/2021
Sale of Class A Common Stock	(6,926)	02/03/2021
Purchase of Class A Common Stock	48,569	02/23/2021
Purchase of Class A Common Stock	48,569	02/23/2021
Purchase of Class A Common Stock	30,214	02/23/2021
Purchase of Class A Common Stock	30,214	02/23/2021
Sale of March 19, 2021 Put Option ($18.00 Strike Price)	(125,500)	03/04/2021
Purchase of Class A Common Stock	13,275	03/04/2021
Purchase of Class A Common Stock	13,275	03/04/2021
Purchase of Class A Common Stock	16,797	03/05/2021
Purchase of Class A Common Stock	16,797	03/05/2021
Sale of Class A Common Stock	(10,286)	03/22/2021
Sale of Class A Common Stock	(110,442)	03/22/2021
Sale of Class A Common Stock	(26,373)	04/07/2021
Sale of Class A Common Stock	(237,358)	04/08/2021
Sale of Class A Common Stock	(501,090)	04/08/2021
Purchase of Class A Common Stock	145,475	04/20/2021
Purchase of Class A Common Stock	145,475	04/20/2021
Purchase of Class A Common Stock	119,025	04/20/2021
Purchase of Class A Common Stock	119,025	04/20/2021
Purchase of Class A Common Stock	66,578	04/21/2021
Purchase of Class A Common Stock	66,578	04/21/2021

Purchase of Class A Common Stock	13,525	05/04/2021
Purchase of Class A Common Stock	13,525	05/04/2021
Purchase of Class A Common Stock	20,643	05/04/2021
Purchase of Class A Common Stock	20,642	05/04/2021
Purchase of Class A Common Stock	54,100	05/04/2021
Purchase of Class A Common Stock	54,100	05/04/2021
Purchase of Class A Common Stock	37,586	05/05/2021
Purchase of Class A Common Stock	37,587	05/05/2021

STARBOARD VALUE AND OPPORTUNITY S LLC

Purchase of Class A Common Stock	2,835	07/16/2019
Purchase of Class A Common Stock	2,970	07/17/2019
Purchase of July 19, 2019 Put Option ($17.00 Strike Price)	89,800	07/18/2019
Sale of August 16, 2019 Put Option ($16.00 Strike Price)	(91,200)	07/18/2019
Purchase of Class A Common Stock	2,475	07/22/2019
Purchase of July 26, 2019 Put Option ($17.00 Strike Price)	59,900	07/22/2019
Sale of September 20, 2019 Put Option ($15.00 Strike Price)	(60,800)	07/22/2019
Purchase of Class A Common Stock	2,475	07/23/2019
Purchase of Class A Common Stock	4,950	07/31/2019
Purchase of Class A Common Stock	1,510	08/01/2019
Purchase of Class A Common Stock	9,900	08/02/2019
Purchase of August 16, 2019 Put Option ($16.00 Strike Price)	91,200	08/02/2019
Sale of September 20, 2019 Put Option ($15.00 Strike Price)	(91,100)	08/02/2019
Purchase of Class A Common Stock	4,950	08/05/2019
Purchase of Class A Common Stock	2,475	08/09/2019
Purchase of Class A Common Stock	2,475	08/12/2019
Purchase of Class A Common Stock	2,475	08/13/2019
Purchase of Class A Common Stock	4,950	08/14/2019
Purchase of Class A Common Stock	10,197	08/20/2019
Purchase of Class A Common Stock	3,104	08/20/2019
Purchase of Class A Common Stock	9,900	08/21/2019
Purchase of Class A Common Stock	3,485	08/22/2019

Purchase of Class A Common Stock	75	08/23/2019
Purchase of Class A Common Stock	5,301	08/23/2019
Purchase of Class A Common Stock	43,297	08/23/2019
Purchase of Class A Common Stock	1,366	08/23/2019
Purchase of Class A Common Stock	54,450	08/23/2019
Sale of Class A Common Stock	(27,635)	08/26/2019
Purchase of Class A Common Stock	21,865	08/26/2019
Purchase of Class A Common Stock	5,770	08/26/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(48,600)	08/26/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(30,400)	08/26/2019
Sale of Class A Common Stock	(25,813)	08/27/2019
Purchase of Class A Common Stock	14,045	08/27/2019
Purchase of Class A Common Stock	11,768	08/27/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(24,300)	08/27/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(12,200)	08/27/2019
Sale of September 20, 2019 Put Option ($16.00 Strike Price)	(18,200)	08/27/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(30,400)	08/27/2019
Sale of Class A Common Stock	(32,798)	08/28/2019
Purchase of Class A Common Stock	25,910	08/28/2019
Purchase of Class A Common Stock	6,888	08/28/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(36,400)	08/28/2019
Purchase of Class A Common Stock	49,500	08/29/2019
Purchase of Class A Common Stock	7,663	08/29/2019
Purchase of Class A Common Stock	41,837	08/29/2019
Purchase of Class A Common Stock	115,400	08/29/2019
Purchase of September 20, 2019 Put Option ($16.00 Strike Price)	18,200	08/29/2019
Purchase of September 20, 2019 Put Option ($17.00 Strike Price)	97,200	08/29/2019
Purchase of Class A Common Stock	57,543	08/30/2019
Purchase of Class A Common Stock	47,473	08/30/2019
Purchase of Class A Common Stock	10,703	08/30/2019
Purchase of Class A Common Stock	40,280	08/30/2019
Purchase of Class A Common Stock	45,401	08/30/2019
Purchase of September 20, 2019 Put Option ($15.00 Strike Price)	91,100	08/30/2019
Purchase of September 20, 2019 Put Option ($15.00 Strike Price)	60,800	08/30/2019
Purchase of Class A Common Stock	49,180	09/03/2019
Purchase of Class A Common Stock	4,092	09/03/2019
Purchase of Class A Common Stock	9,993	09/03/2019
Purchase of Class A Common Stock	2,630	09/03/2019
Sale of Class A Common Stock	(52,819)	09/04/2019
Sale of Class A Common Stock	(26,385)	09/04/2019

Sale of Class A Common Stock	(7,425)	09/05/2019
Sale of Class A Common Stock	(27,224)	09/05/2019
Sale of Class A Common Stock	(769)	09/05/2019
Sale of Class A Common Stock	(1,448)	09/06/2019
Exercise of Forward Contract	138,631	09/09/2019
Sale of October 18, 2019 Put Option ($16.00 Strike Price)	(24,000)	09/27/2019
Purchase of Class A Common Stock	9,800	09/27/2019
Sale of October 18, 2019 Put Option ($16.00 Strike Price)	(12,000)	09/27/2019
Acquisition of Class A Common Stock Upon Assignment of October 18, 2019 Put Option ($16.00 Strike Price)	12,000	10/18/2019
Acquisition of Class A Common Stock Upon Assignment of October 18, 2019 Put Option ($16.00 Strike Price)	24,000	10/18/2019
Sale of Class A Common Stock	(19,897)	11/27/2019
Purchase of Class A Common Stock	10,680	12/09/2019
Purchase of Class A Common Stock	320	12/10/2019
Purchase of Class A Common Stock	4,000	12/10/2019
Purchase of Class A Common Stock	5,000	12/11/2019
Exercise of Forward Contract	74,703	01/21/2020
Exercise of Forward Contract	185,565	01/28/2020
Exercise of Forward Contract	148,208	01/28/2020
Sale of February 21, 2020 Put Option ($15.00 Strike Price)	(24,200)	01/28/2020
Sale of March 20, 2020 Put Option ($15.00 Strike Price)	(22,700)	02/28/2020
Purchase of Class A Common Stock	14,100	03/06/2020
Purchase of Class A Common Stock	2,307	03/09/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	6,500	03/17/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	16,200	03/20/2020
Purchase of Class A Common Stock	2,350	03/23/2020
Sale of Class A Common Stock	(2,491)	03/30/2020
Sale of Class A Common Stock	(9,964)	03/31/2020
Sale of Class A Common Stock	(5,036)	04/28/2020
Sale of Class A Common Stock	(19,928)	04/29/2020
Purchase of Class A Common Stock	99	05/01/2020
Purchase of Class A Common Stock	7,326	05/01/2020
Sale of Class A Common Stock	(22,418)	05/07/2020
Sale of Class A Common Stock	(19,927)	05/08/2020
Sale of Class A Common Stock	(22,418)	05/11/2020
Sale of Class A Common Stock	(1,607)	05/12/2020
Sale of Class A Common Stock	(19,927)	05/12/2020
Sale of Class A Common Stock	(15,829)	05/13/2020
Sale of Class A Common Stock	(3,094)	05/15/2020
Sale of Class A Common Stock	(4,982)	05/18/2020

Sale of Class A Common Stock	(9,859)	05/20/2020
Sale of Class A Common Stock	(441)	05/27/2020
Sale of Class A Common Stock	(39,708)	05/27/2020
Sale of Class A Common Stock	(49,818)	05/27/2020
Sale of Class A Common Stock	(2,950)	05/27/2020
Sale of Class A Common Stock	(11,701)	05/28/2020
Sale of Class A Common Stock	(4,982)	05/28/2020
Sale of Class A Common Stock	(4,982)	05/29/2020
Sale of Class A Common Stock	(24,909)	05/29/2020
Purchase of Class A Common Stock	8,910	06/04/2020
Purchase of Class A Common Stock	2,475	06/05/2020
Purchase of Class A Common Stock	12,375	06/05/2020
Purchase of Class A Common Stock	1,652	06/08/2020
Purchase of Class A Common Stock	3,644	06/11/2020
Purchase of Class A Common Stock	644	06/12/2020
Sale of Class A Common Stock	(14,942)	06/22/2020
Purchase of Class A Common Stock	3,465	07/14/2020
Purchase of Class A Common Stock	1,485	07/16/2020
Purchase of Class A Common Stock	4,950	07/24/2020
Purchase of Class A Common Stock	1,980	07/27/2020
Purchase of Class A Common Stock	663	08/03/2020
Purchase of Class A Common Stock	1,678	08/06/2020
Purchase of Class A Common Stock	629	08/07/2020
Purchase of Class A Common Stock	2,475	08/11/2020
Purchase of Class A Common Stock	2,475	08/13/2020
Purchase of Class A Common Stock	1,582	08/14/2020
Sale of Class A Common Stock	(6,396)	08/26/2020
Sale of Class A Common Stock	(4,920)	08/26/2020
Sale of Class A Common Stock	(866)	08/27/2020
Sale of Class A Common Stock	(13,139)	08/27/2020
Sale of Class A Common Stock	(5,674)	08/27/2020
Sale of Class A Common Stock	(29,518)	08/27/2020
Purchase of Class A Common Stock	9,900	09/04/2020
Purchase of Class A Common Stock	2,475	09/11/2020
Purchase of Class A Common Stock	4,950	09/14/2020
Purchase of Class A Common Stock	4,950	09/15/2020
Purchase of Class A Common Stock	4,950	09/17/2020
Purchase of Class A Common Stock	4,950	09/18/2020
Purchase of Class A Common Stock	4,950	09/23/2020
Purchase of Class A Common Stock	9,900	09/24/2020
Purchase of Class A Common Stock	2,970	09/25/2020
Purchase of Class A Common Stock	2,475	09/30/2020
Sale of October 16, 2020 Put Option ($17.00 Strike Price)	(23,900)	09/30/2020
Purchase of Class A Common Stock	9,800	10/01/2020
Purchase of Class A Common Stock	2,450	10/02/2020
Purchase of Class A Common Stock	2,450	10/05/2020
Purchase of Class A Common Stock	2,450	10/19/2020
Purchase of Class A Common Stock	7,350	10/20/2020
Purchase of Class A Common Stock	1,960	10/21/2020
Purchase of Class A Common Stock	1,412	10/21/2020

Purchase of Class A Common Stock	35,828	10/21/2020
Purchase of Class A Common Stock	11,201	10/22/2020
Purchase of Class A Common Stock	2,390	10/23/2020
Purchase of Class A Common Stock	9,824	10/23/2020
Purchase of Class A Common Stock	2,989	10/26/2020
Purchase of Class A Common Stock	9,947	10/26/2020
Purchase of Class A Common Stock	16,464	10/26/2020
Purchase of Class A Common Stock	14,700	10/27/2020
Purchase of Class A Common Stock	9,800	10/28/2020
Purchase of Class A Common Stock	9,800	10/28/2020
Sale of December 18, 2020 Call Option ($20.00 Strike Price)	(58,900)	12/01/2020
Purchase of Class A Common Stock	4,445	12/02/2020
Purchase of Class A Common Stock	7,930	12/02/2020
Sale of Class A Common Stock	(2,482)	12/16/2020
Sale of Class A Common Stock	(864)	12/16/2020
Purchase of December 18, 2020 Call Option ($20.00 Strike Price)	58,900	12/16/2020
Purchase of Class A Common Stock	2,525	01/06/2021
Purchase of Class A Common Stock	6,060	01/07/2021
Purchase of Class A Common Stock	7,964	01/07/2021
Purchase of Class A Common Stock	10,100	01/08/2021
Purchase of Class A Common Stock	914	01/08/2021
Purchase of Class A Common Stock	2,020	01/08/2021
Purchase of Class A Common Stock	85,850	01/11/2021
Purchase of Class A Common Stock	36,802	01/11/2021
Purchase of Class A Common Stock	2,525	01/13/2021
Sale of Class A Common Stock	(5,989)	01/27/2021
Sale of Class A Common Stock	(7,018)	01/27/2021
Purchase of Class A Common Stock	2,525	01/28/2021
Purchase of Class A Common Stock	5,050	01/28/2021
Purchase of Class A Common Stock	4,040	01/29/2021
Purchase of Class A Common Stock	2,020	01/29/2021
Sale of Class A Common Stock	(1,284)	02/03/2021
Purchase of Class A Common Stock	18,293	02/23/2021
Purchase of Class A Common Stock	11,380	02/23/2021
Sale of March 19, 2021 Put Option ($18.00 Strike Price)	(23,400)	03/04/2021
Purchase of Class A Common Stock	4,950	03/04/2021
Purchase of Class A Common Stock	6,264	03/05/2021
Sale of Class A Common Stock	(1,907)	03/22/2021
Sale of Class A Common Stock	(20,479)	03/22/2021
Sale of Class A Common Stock	(4,890)	04/07/2021
Sale of Class A Common Stock	(44,013)	04/08/2021
Sale of Class A Common Stock	(92,916)	04/08/2021
Purchase of Class A Common Stock	54,450	04/20/2021
Purchase of Class A Common Stock	44,550	04/20/2021
Purchase of Class A Common Stock	24,920	04/21/2021
Purchase of Class A Common Stock	5,000	05/04/2021
Purchase of Class A Common Stock	7,631	05/04/2021
Purchase of Class A Common Stock	20,000	05/04/2021
Purchase of Class A Common Stock	13,895	05/05/2021

STARBOARD VALUE AND OPPORTUNITY C LP

Purchase of Class A Common Stock	1,633	07/16/2019
Purchase of Class A Common Stock	1,710	07/17/2019
Purchase of July 19, 2019 Put Option ($17.00 Strike Price)	52,300	07/18/2019
Sale of August 16, 2019 Put Option ($16.00 Strike Price)	(52,500)	07/18/2019
Purchase of Class A Common Stock	1,425	07/22/2019
Purchase of July 26, 2019 Put Option ($17.00 Strike Price)	34,800	07/22/2019
Sale of September 20, 2019 Put Option ($15.00 Strike Price)	(35,000)	07/22/2019
Purchase of Class A Common Stock	1,425	07/23/2019
Purchase of Class A Common Stock	2,850	07/31/2019
Purchase of Class A Common Stock	870	08/01/2019
Purchase of Class A Common Stock	5,700	08/02/2019
Purchase of August 16, 2019 Put Option ($16.00 Strike Price)	52,500	08/02/2019
Sale of September 20, 2019 Put Option ($15.00 Strike Price)	(52,500)	08/02/2019
Purchase of Class A Common Stock	2,850	08/05/2019
Purchase of Class A Common Stock	1,425	08/09/2019
Purchase of Class A Common Stock	1,425	08/12/2019
Purchase of Class A Common Stock	1,425	08/13/2019
Purchase of Class A Common Stock	2,850	08/14/2019
Purchase of Class A Common Stock	5,871	08/20/2019
Purchase of Class A Common Stock	1,787	08/20/2019
Purchase of Class A Common Stock	5,700	08/21/2019
Purchase of Class A Common Stock	2,007	08/22/2019
Purchase of Class A Common Stock	43	08/23/2019
Purchase of Class A Common Stock	3,052	08/23/2019
Purchase of Class A Common Stock	24,928	08/23/2019
Purchase of Class A Common Stock	787	08/23/2019
Purchase of Class A Common Stock	31,350	08/23/2019
Sale of Class A Common Stock	(15,911)	08/26/2019
Purchase of Class A Common Stock	12,589	08/26/2019

Purchase of Class A Common Stock	3,322	08/26/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(28,000)	08/26/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(17,500)	08/26/2019
Sale of Class A Common Stock	(14,862)	08/27/2019
Purchase of Class A Common Stock	8,086	08/27/2019
Purchase of Class A Common Stock	6,776	08/27/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(14,000)	08/27/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(7,000)	08/27/2019
Sale of September 20, 2019 Put Option ($16.00 Strike Price)	(10,500)	08/27/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(17,500)	08/27/2019
Purchase of Class A Common Stock	(18,883)	08/28/2019
Purchase of Class A Common Stock	14,918	08/28/2019
Purchase of Class A Common Stock	3,965	08/28/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(21,000)	08/28/2019
Purchase of Class A Common Stock	28,500	08/29/2019
Purchase of Class A Common Stock	4,412	08/29/2019
Purchase of Class A Common Stock	24,088	08/29/2019
Purchase of Class A Common Stock	66,500	08/29/2019
Purchase of September 20, 2019 Put Option ($16.00 Strike Price)	10,500	08/29/2019
Purchase of September 20, 2019 Put Option ($17.00 Strike Price)	56,000	08/29/2019
Purchase of Class A Common Stock	33,143	08/30/2019
Purchase of Class A Common Stock	27,343	08/30/2019
Purchase of Class A Common Stock	6,165	08/30/2019
Purchase of Class A Common Stock	23,200	08/30/2019
Purchase of Class A Common Stock	26,149	08/30/2019
Purchase of September 20, 2019 Put Option ($15.00 Strike Price)	52,500	08/30/2019
Purchase of September 20, 2019 Put Option ($15.00 Strike Price)	35,000	08/30/2019
Purchase of Class A Common Stock	28,604	09/03/2019
Purchase of Class A Common Stock	2,380	09/03/2019
Purchase of Class A Common Stock	5,812	09/03/2019
Purchase of Class A Common Stock	1,530	09/03/2019
Sale of Class A Common Stock	(30,409)	09/04/2019
Sale of Class A Common Stock	(15,191)	09/04/2019
Sale of Class A Common Stock	(4,274)	09/05/2019
Sale of Class A Common Stock	(15,673)	09/05/2019
Sale of Class A Common Stock	(443)	09/05/2019
Sale of Class A Common Stock	(833)	09/06/2019
Exercise of Forward Contract	79,681	09/09/2019
Sale of October 18, 2019 Put Option ($16.00 Strike Price)	(14,000)	09/27/2019

Purchase of Class A Common Stock	5,700	09/27/2019
Sale of October 18, 2019 Put Option ($16.00 Strike Price)	(7,000)	09/27/2019
Acquisition of Class A Common Stock Upon Assignment of October 18, 2019 Put Option ($16.00 Strike Price)	7,000	10/18/2019
Acquisition of Class A Common Stock Upon Assignment of October 18, 2019 Put Option ($16.00 Strike Price)	14,000	10/18/2019
Sale of Class A Common Stock	(11,461)	11/27/2019
Purchase of Class A Common Stock	6,194	12/09/2019
Purchase of Class A Common Stock	186	12/10/2019
Purchase of Class A Common Stock	2,320	12/10/2019
Purchase of Class A Common Stock	2,900	12/11/2019
Exercise of Forward Contract	42,684	01/21/2020
Exercise of Forward Contract	106,757	01/28/2020
Exercise of Forward Contract	85,338	01/28/2020
Sale of February 21, 2020 Put Option ($15.00 Strike Price)	(14,000)	01/28/2020
Sale of March 20, 2020 Put Option ($15.00 Strike Price)	(13,200)	02/28/2020
Purchase of Class A Common Stock	8,250	03/06/2020
Purchase of Class A Common Stock	1,350	03/09/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	13,200	03/20/2020
Purchase of Class A Common Stock	1,375	03/23/2020
Sale of Class A Common Stock	(1,436)	03/30/2020
Sale of Class A Common Stock	(5,743)	03/31/2020
Sale of Class A Common Stock	(2,903)	04/28/2020
Sale of Class A Common Stock	(11,485)	04/29/2020
Purchase of Class A Common Stock	59	05/01/2020
Purchase of Class A Common Stock	4,366	05/01/2020
Sale of Class A Common Stock	(12,923)	05/07/2020
Sale of Class A Common Stock	(11,487)	05/08/2020
Sale of Class A Common Stock	(12,923)	05/11/2020
Sale of Class A Common Stock	(926)	05/12/2020
Sale of Class A Common Stock	(11,487)	05/12/2020
Sale of Class A Common Stock	(9,125)	05/13/2020
Sale of Class A Common Stock	(1,784)	05/15/2020
Sale of Class A Common Stock	(2,872)	05/18/2020
Sale of Class A Common Stock	(5,683)	05/20/2020
Sale of Class A Common Stock	(254)	05/27/2020
Sale of Class A Common Stock	(22,889)	05/27/2020
Sale of Class A Common Stock	(28,718)	05/27/2020
Sale of Class A Common Stock	(1,700)	05/27/2020
Sale of Class A Common Stock	(6,745)	05/28/2020
Sale of Class A Common Stock	(2,872)	05/28/2020
Sale of Class A Common Stock	(2,872)	05/29/2020
Sale of Class A Common Stock	(14,359)	05/29/2020
Purchase of Class A Common Stock	5,310	06/04/2020

Purchase of Class A Common Stock	1,475	06/05/2020
Purchase of Class A Common Stock	7,375	06/05/2020
Purchase of Class A Common Stock	985	06/08/2020
Purchase of Class A Common Stock	2,172	06/11/2020
Purchase of Class A Common Stock	383	06/12/2020
Sale of Class A Common Stock	(8,623)	06/22/2020
Purchase of Class A Common Stock	2,065	07/14/2020
Purchase of Class A Common Stock	885	07/16/2020
Purchase of Class A Common Stock	2,950	07/24/2020
Purchase of Class A Common Stock	1,180	07/27/2020
Purchase of Class A Common Stock	396	08/03/2020
Purchase of Class A Common Stock	1,000	08/06/2020
Purchase of Class A Common Stock	374	08/07/2020
Purchase of Class A Common Stock	1,475	08/11/2020
Purchase of Class A Common Stock	1,475	08/13/2020
Purchase of Class A Common Stock	943	08/14/2020
Sale of Class A Common Stock	(3,693)	08/26/2020
Sale of Class A Common Stock	(2,841)	08/26/2020
Sale of Class A Common Stock	(500)	08/27/2020
Sale of Class A Common Stock	(7,588)	08/27/2020
Sale of Class A Common Stock	(3,277)	08/27/2020
Sale of Class A Common Stock	(17,048)	08/27/2020
Purchase of Class A Common Stock	5,900	09/04/2020
Purchase of Class A Common Stock	1,475	09/11/2020
Purchase of Class A Common Stock	2,950	09/14/2020
Purchase of Class A Common Stock	2,950	09/15/2020
Purchase of Class A Common Stock	2,950	09/17/2020
Purchase of Class A Common Stock	2,950	09/18/2020
Purchase of Class A Common Stock	2,950	09/23/2020
Purchase of Class A Common Stock	5,900	09/24/2020
Purchase of Class A Common Stock	1,770	09/25/2020
Purchase of Class A Common Stock	1,475	09/30/2020
Sale of October 16, 2020 Put Option ($17.00 Strike Price)	(14,200)	09/30/2020
Purchase of Class A Common Stock	5,900	10/01/2020
Purchase of Class A Common Stock	1,475	10/02/2020
Purchase of Class A Common Stock	1,475	10/05/2020
Purchase of Class A Common Stock	1,475	10/19/2020
Purchase of Class A Common Stock	4,425	10/20/2020
Purchase of Class A Common Stock	1,180	10/21/2020
Purchase of Class A Common Stock	850	10/21/2020
Purchase of Class A Common Stock	21,570	10/21/2020
Purchase of Class A Common Stock	6,744	10/22/2020
Purchase of Class A Common Stock	1,439	10/23/2020
Purchase of Class A Common Stock	5,914	10/23/2020
Purchase of Class A Common Stock	1,799	10/26/2020
Purchase of Class A Common Stock	5,989	10/26/2020
Purchase of Class A Common Stock	9,912	10/26/2020
Purchase of Class A Common Stock	8,850	10/27/2020
Purchase of Class A Common Stock	5,900	10/28/2020
Purchase of Class A Common Stock	5,900	10/28/2020

Sale of December 18, 2020 Call Option ($20.00 Strike Price)	(34,300)	12/01/2020
Purchase of Class A Common Stock	2,649	12/02/2020
Purchase of Class A Common Stock	4,726	12/02/2020
Sale of Class A Common Stock	(1,445)	12/16/2020
Sale of Class A Common Stock	(503)	12/16/2020
Purchase of December 18, 2020 Call Option ($20.00 Strike Price)	34,300	12/16/2020
Purchase of Class A Common Stock	1,500	01/06/2021
Purchase of Class A Common Stock	3,600	01/07/2021
Purchase of Class A Common Stock	4,731	01/07/2021
Purchase of Class A Common Stock	6,000	01/08/2021
Purchase of Class A Common Stock	543	01/08/2021
Purchase of Class A Common Stock	1,200	01/08/2021
Purchase of Class A Common Stock	51,000	01/11/2021
Purchase of Class A Common Stock	21,862	01/11/2021
Purchase of Class A Common Stock	1,500	01/13/2021
Sale of Class A Common Stock	(3,495)	01/27/2021
Sale of Class A Common Stock	(4,095)	01/27/2021
Purchase of Class A Common Stock	1,500	01/28/2021
Purchase of Class A Common Stock	3,000	01/28/2021
Purchase of Class A Common Stock	2,400	01/29/2021
Purchase of Class A Common Stock	1,200	01/29/2021
Sale of Class A Common Stock	(749)	02/03/2021
Purchase of Class A Common Stock	10,793	02/23/2021
Purchase of Class A Common Stock	6,714	02/23/2021
Sale of March 19, 2021 Put Option ($18.00 Strike Price)	(14,000)	03/04/2021
Purchase of Class A Common Stock	2,950	03/04/2021
Purchase of Class A Common Stock	3,733	03/05/2021
Sale of Class A Common Stock	(1,114)	03/22/2021
Sale of Class A Common Stock	(11,959)	03/22/2021
Sale of Class A Common Stock	(2,856)	04/07/2021
Sale of Class A Common Stock	(25,701)	04/08/2021
Sale of Class A Common Stock	(54,258)	04/08/2021
Purchase of Class A Common Stock	32,450	04/20/2021
Purchase of Class A Common Stock	26,550	04/20/2021
Purchase of Class A Common Stock	14,851	04/21/2021
Purchase of Class A Common Stock	2,950	05/04/2021
Purchase of Class A Common Stock	4,502	05/04/2021
Purchase of Class A Common Stock	11,800	05/04/2021
Purchase of Class A Common Stock	8,918	05/05/2021

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

Purchase of Class A Common Stock	1,547	07/16/2019
Purchase of Class A Common Stock	1,620	07/17/2019
Purchase of July 19, 2019 Put Option ($17.00 Strike Price)	48,600	07/18/2019
Sale of August 16, 2019 Put Option ($16.00 Strike Price)	(49,800)	07/18/2019
Purchase of Class A Common Stock	1,350	07/22/2019
Purchase of July 26, 2019 Put Option ($17.00 Strike Price)	32,400	07/22/2019
Sale of September 20, 2019 Put Option ($15.00 Strike Price)	(33,200)	07/22/2019
Purchase of Class A Common Stock	1,350	07/23/2019
Purchase of Class A Common Stock	2,700	07/31/2019
Purchase of Class A Common Stock	824	08/01/2019
Purchase of Class A Common Stock	5,400	08/02/2019
Purchase of August 16, 2019 Put Option ($16.00 Strike Price)	49,800	08/02/2019
Sale of September 20, 2019 Put Option ($15.00 Strike Price)	(49,700)	08/02/2019
Purchase of Class A Common Stock	2,700	08/05/2019
Purchase of Class A Common Stock	1,350	08/09/2019
Purchase of Class A Common Stock	1,350	08/12/2019
Purchase of Class A Common Stock	1,350	08/13/2019
Purchase of Class A Common Stock	2,700	08/14/2019
Purchase of Class A Common Stock	5,562	08/20/2019
Purchase of Class A Common Stock	1,693	08/20/2019
Purchase of Class A Common Stock	5,400	08/21/2019
Purchase of Class A Common Stock	1,901	08/22/2019
Purchase of Class A Common Stock	41	08/23/2019
Purchase of Class A Common Stock	2,892	08/23/2019
Purchase of Class A Common Stock	23,616	08/23/2019
Purchase of Class A Common Stock	745	08/23/2019
Purchase of Class A Common Stock	29,700	08/23/2019
Purchase of Class A Common Stock	(15,074)	08/26/2019
Purchase of Class A Common Stock	11,927	08/26/2019
Purchase of Class A Common Stock	3,147	08/26/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(26,500)	08/26/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(16,500)	08/26/2019
Sale of Class A Common Stock	(14,080)	08/27/2019
Purchase of Class A Common Stock	7,661	08/27/2019
Purchase of Class A Common Stock	6,419	08/27/2019
Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(13,200)	08/27/2019

Sale of September 20, 2019 Put Option ($13.00 Strike Price)	(6,600)	08/27/2019
Sale of September 20, 2019 Put Option ($16.00 Strike Price)	(9,900)	08/27/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(16,500)	08/27/2019
Sale of Class A Common Stock	(17,890)	08/28/2019
Purchase of Class A Common Stock	14,133	08/28/2019
Purchase of Class A Common Stock	3,757	08/28/2019
Sale of September 20, 2019 Put Option ($17.00 Strike Price)	(19,900)	08/28/2019
Purchase of Class A Common Stock	27,000	08/29/2019
Purchase of Class A Common Stock	4,180	08/29/2019
Purchase of Class A Common Stock	22,820	08/29/2019
Purchase of Class A Common Stock	62,800	08/29/2019
Purchase of September 20, 2019 Put Option ($16.00 Strike Price)	9,900	08/29/2019
Purchase of September 20, 2019 Put Option ($17.00 Strike Price)	52,900	08/29/2019
Purchase of Class A Common Stock	31,400	08/30/2019
Purchase of Class A Common Stock	25,905	08/30/2019
Purchase of Class A Common Stock	5,840	08/30/2019
Purchase of Class A Common Stock	21,980	08/30/2019
Purchase of Class A Common Stock	24,775	08/30/2019
Purchase of September 20, 2019 Put Option ($15.00 Strike Price)	49,700	08/30/2019
Purchase of September 20, 2019 Put Option ($15.00 Strike Price)	33,200	08/30/2019
Purchase of Class A Common Stock	27,099	09/03/2019
Purchase of Class A Common Stock	2,255	09/03/2019
Purchase of Class A Common Stock	5,506	09/03/2019
Purchase of Class A Common Stock	1,449	09/03/2019
Sale of Class A Common Stock	(28,876)	09/04/2019
Sale of Class A Common Stock	(14,425)	09/04/2019
Sale of Class A Common Stock	(4,059)	09/05/2019
Sale of Class A Common Stock	(14,884)	09/05/2019
Sale of Class A Common Stock	(421)	09/05/2019
Sale of Class A Common Stock	(792)	09/06/2019
Exercise of Forward Contract	75,931	09/09/2019
Sale of October 18, 2019 Put Option ($16.00 Strike Price)	(13,200)	09/27/2019
Purchase of Class A Common Stock	5,400	09/27/2019
Sale of October 18, 2019 Put Option ($16.00 Strike Price)	(6,600)	09/27/2019
Acquisition of Class A Common Stock Upon Assignment of October 18, 2019 Put Option ($16.00 Strike Price)	6,600	10/18/2019
Acquisition of Class A Common Stock Upon Assignment of October 18, 2019 Put Option ($16.00 Strike Price)	13,200	10/18/2019
Sale of Class A Common Stock	(10,881)	11/27/2019

Purchase of Class A Common Stock	5,981	12/09/2019
Purchase of Class A Common Stock	179	12/10/2019
Purchase of Class A Common Stock	2,240	12/10/2019
Purchase of Class A Common Stock	2,800	12/11/2019
Exercise of Forward Contract	41,172	01/21/2020
Exercise of Forward Contract	101,537	01/28/2020
Exercise of Forward Contract	81,021	01/28/2020
Sale of February 21, 2020 Put Option ($15.00 Strike Price)	(13,600)	01/28/2020
Sale of March 20, 2020 Put Option ($15.00 Strike Price)	(12,700)	02/28/2020
Purchase of Class A Common Stock	7,650	03/06/2020
Purchase of Class A Common Stock	1,252	03/09/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	2,400	03/17/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	100	03/18/2020
Acquisition of Class A Common Stock Upon Assignment of March 20, 2020 Put Option ($15.00 Strike Price)	10,200	03/20/2020
Purchase of Class A Common Stock	1,275	03/23/2020
Sale of Class A Common Stock	(1,363)	03/30/2020
Sale of Class A Common Stock	(5,452)	03/31/2020
Sale of Class A Common Stock	(2,756)	04/28/2020
Sale of Class A Common Stock	(10,905)	04/29/2020
Purchase of Class A Common Stock	44	05/01/2020
Purchase of Class A Common Stock	3,256	05/01/2020
Sale of Class A Common Stock	(12,254)	05/07/2020
Sale of Class A Common Stock	(10,892)	05/08/2020
Sale of Class A Common Stock	(12,253)	05/11/2020
Sale of Class A Common Stock	(879)	05/12/2020
Sale of Class A Common Stock	(10,892)	05/12/2020
Sale of Class A Common Stock	(8,652)	05/13/2020
Sale of Class A Common Stock	(1,691)	05/15/2020
Sale of Class A Common Stock	(2,183)	05/18/2020
Sale of Class A Common Stock	(540)	05/18/2020
Sale of Class A Common Stock	(5,389)	05/20/2020
Sale of Class A Common Stock	(241)	05/27/2020
Sale of Class A Common Stock	(21,703)	05/27/2020
Sale of Class A Common Stock	(27,230)	05/27/2020
Sale of Class A Common Stock	(1,612)	05/27/2020
Sale of Class A Common Stock	(6,396)	05/28/2020
Sale of Class A Common Stock	(2,723)	05/28/2020
Sale of Class A Common Stock	(2,723)	05/29/2020
Sale of Class A Common Stock	(13,615)	05/29/2020
Purchase of Class A Common Stock	4,050	06/04/2020
Purchase of Class A Common Stock	1,125	06/05/2020
Purchase of Class A Common Stock	5,625	06/05/2020
Purchase of Class A Common Stock	751	06/08/2020

Purchase of Class A Common Stock	1,656	06/11/2020
Purchase of Class A Common Stock	293	06/12/2020
Sale of Class A Common Stock	(8,122)	06/22/2020
Purchase of Class A Common Stock	1,575	07/14/2020
Purchase of Class A Common Stock	675	07/16/2020
Purchase of Class A Common Stock	2,250	07/24/2020
Purchase of Class A Common Stock	900	07/27/2020
Purchase of Class A Common Stock	308	08/03/2020
Purchase of Class A Common Stock	780	08/06/2020
Purchase of Class A Common Stock	292	08/07/2020
Purchase of Class A Common Stock	1,150	08/11/2020
Purchase of Class A Common Stock	1,150	08/13/2020
Purchase of Class A Common Stock	735	08/14/2020
Sale of Class A Common Stock	(3,464)	08/26/2020
Sale of Class A Common Stock	(2,664)	08/26/2020
Sale of Class A Common Stock	(469)	08/27/2020
Sale of Class A Common Stock	(7,117)	08/27/2020
Sale of Class A Common Stock	(3,073)	08/27/2020
Sale of Class A Common Stock	(15,988)	08/27/2020
Purchase of Class A Common Stock	4,600	09/04/2020
Purchase of Class A Common Stock	1,150	09/11/2020
Purchase of Class A Common Stock	2,300	09/14/2020
Purchase of Class A Common Stock	2,300	09/15/2020
Purchase of Class A Common Stock	2,300	09/17/2020
Purchase of Class A Common Stock	2,300	09/18/2020
Purchase of Class A Common Stock	2,300	09/23/2020
Purchase of Class A Common Stock	4,600	09/24/2020
Purchase of Class A Common Stock	1,380	09/25/2020
Purchase of Class A Common Stock	1,150	09/30/2020
Sale of October 16, 2020 Put Option ($17.00 Strike Price)	(11,100)	09/30/2020
Purchase of Class A Common Stock	4,500	10/01/2020
Purchase of Class A Common Stock	1,125	10/02/2020
Purchase of Class A Common Stock	1,125	10/05/2020
Purchase of Class A Common Stock	1,125	10/19/2020
Purchase of Class A Common Stock	3,375	10/20/2020
Purchase of Class A Common Stock	900	10/21/2020
Purchase of Class A Common Stock	649	10/21/2020
Purchase of Class A Common Stock	16,451	10/21/2020
Purchase of Class A Common Stock	5,143	10/22/2020
Purchase of Class A Common Stock	1,097	10/23/2020
Purchase of Class A Common Stock	4,511	10/23/2020
Purchase of Class A Common Stock	1,372	10/26/2020
Purchase of Class A Common Stock	4,568	10/26/2020
Purchase of Class A Common Stock	7,560	10/26/2020
Purchase of Class A Common Stock	6,750	10/27/2020
Purchase of Class A Common Stock	4,500	10/28/2020
Purchase of Class A Common Stock	4,500	10/28/2020
Sale of December 18, 2020 Call Option ($20.00 Strike Price)	(31,000)	12/01/2020
Purchase of Class A Common Stock	2,110	12/02/2020

Purchase of Class A Common Stock	3,765	12/02/2020
Sale of Class A Common Stock	(1,304)	12/16/2020
Sale of Class A Common Stock	(454)	12/16/2020
Purchase of December 18, 2020 Call Option ($20.00 Strike Price)	31,000	12/16/2020
Purchase of Class A Common Stock	1,200	01/06/2021
Purchase of Class A Common Stock	2,880	01/07/2021
Purchase of Class A Common Stock	3,785	01/07/2021
Purchase of Class A Common Stock	4,800	01/08/2021
Purchase of Class A Common Stock	434	01/08/2021
Purchase of Class A Common Stock	960	01/08/2021
Purchase of Class A Common Stock	40,800	01/11/2021
Purchase of Class A Common Stock	17,490	01/11/2021
Purchase of Class A Common Stock	1,200	01/13/2021
Sale of Class A Common Stock	(3,109)	01/27/2021
Sale of Class A Common Stock	(3,644)	01/27/2021
Purchase of Class A Common Stock	1,200	01/28/2021
Purchase of Class A Common Stock	2,400	01/28/2021
Purchase of Class A Common Stock	1,920	01/29/2021
Purchase of Class A Common Stock	960	01/29/2021
Sale of Class A Common Stock	(666)	02/03/2021
Purchase of Class A Common Stock	8,598	02/23/2021
Purchase of Class A Common Stock	5,349	02/23/2021
Sale of March 19, 2021 Put Option ($18.00 Strike Price)	(11,100)	03/04/2021
Purchase of Class A Common Stock	2,350	03/04/2021
Purchase of Class A Common Stock	2,974	03/05/2021
Sale of Class A Common Stock	(986)	03/22/2021
Sale of Class A Common Stock	(10,592)	03/22/2021
Sale of Class A Common Stock	(2,529)	04/07/2021
Sale of Class A Common Stock	(22,764)	04/08/2021
Sale of Class A Common Stock	(48,058)	04/08/2021
Purchase of Class A Common Stock	25,850	04/20/2021
Purchase of Class A Common Stock	21,150	04/20/2021
Purchase of Class A Common Stock	11,830	04/21/2021
Purchase of Class A Common Stock	2,400	05/04/2021
Purchase of Class A Common Stock	3,663	05/04/2021
Purchase of Class A Common Stock	9,600	05/04/2021
Purchase of Class A Common Stock	6,670	05/05/2021

STARBOARD X MASTER FUND LTD

Acquisition of Class A Common Stock	343,879[2]	07/01/2020
Purchase of Class A Common Stock	113,480	07/01/2020
Purchase of Class A Common Stock	1,855	07/14/2020
Purchase of Class A Common Stock	795	07/16/2020
Purchase of Class A Common Stock	2,650	07/24/2020
Purchase of Class A Common Stock	1,060	07/27/2020
Purchase of Class A Common Stock	355	08/03/2020
Purchase of Class A Common Stock	898	08/06/2020
Purchase of Class A Common Stock	337	08/07/2020

Purchase of Class A Common Stock	1,325	08/11/2020
Purchase of Class A Common Stock	1,325	08/13/2020
Purchase of Class A Common Stock	847	08/14/2020
Sale of Class A Common Stock	(3,251)	08/26/2020
Sale of Class A Common Stock	(2,501)	08/26/2020
Sale of Class A Common Stock	(440)	08/27/2020
Sale of Class A Common Stock	(6,679)	08/27/2020
Sale of Class A Common Stock	(2,884)	08/27/2020
Sale of Class A Common Stock	(15,004)	08/27/2020
Purchase of Class A Common Stock	5,400	09/04/2020
Purchase of Class A Common Stock	1,350	09/11/2020
Purchase of Class A Common Stock	2,700	09/14/2020
Purchase of Class A Common Stock	2,700	09/15/2020
Purchase of Class A Common Stock	2,700	09/17/2020
Purchase of Class A Common Stock	2,700	09/18/2020
Purchase of Class A Common Stock	2,700	09/23/2020
Purchase of Class A Common Stock	5,400	09/24/2020
Purchase of Class A Common Stock	1,620	09/25/2020
Purchase of Class A Common Stock	1,350	09/30/2020
Sale of October 16, 2020 Put Option ($17.00 Strike Price)	(13,000)	09/30/2020
Acquisition of October 16, 2020 Put Option ($17.00 Strike Price)	(4,600)[2]	10/01/2020
Acquisition of Class A Common Stock	177,730[2]	10/01/2020
Purchase of Class A Common Stock	58,651	10/01/2020
Purchase of Class A Common Stock	7,900	10/01/2020
Purchase of Class A Common Stock	1,975	10/02/2020
Purchase of Class A Common Stock	1,975	10/05/2020
Purchase of Class A Common Stock	1,975	10/19/2020
Purchase of Class A Common Stock	5,925	10/20/2020
Purchase of Class A Common Stock	1,580	10/21/2020
Purchase of Class A Common Stock	1,139	10/21/2020
Purchase of Class A Common Stock	28,881	10/21/2020
Purchase of Class A Common Stock	9,029	10/22/2020
Purchase of Class A Common Stock	1,927	10/23/2020
Purchase of Class A Common Stock	7,920	10/23/2020
Purchase of Class A Common Stock	2,410	10/26/2020
Purchase of Class A Common Stock	8,018	10/26/2020
Purchase of Class A Common Stock	13,272	10/26/2020
Purchase of Class A Common Stock	11,850	10/27/2020
Purchase of Class A Common Stock	7,900	10/28/2020
Purchase of Class A Common Stock	7,900	10/28/2020
Sale of December 18, 2020 Call Option ($20.00 Strike Price)	(45,600)	12/01/2020
Purchase of Class A Common Stock	3,682	12/02/2020
Purchase of Class A Common Stock	6,568	12/02/2020
Sale of Class A Common Stock	(1,923)	12/16/2020
Sale of Class A Common Stock	(669)	12/16/2020
Purchase of December 18, 2020 Call Option ($20.00 Strike Price)	45,600	12/16/2020
Acquisition of Common Stock	203,084[2]	01/01/2021

Purchase of Class A Common Stock	67,695	01/04/2021
Purchase of Class A Common Stock	2,725	01/06/2021
Purchase of Class A Common Stock	6,540	01/07/2021
Purchase of Class A Common Stock	8,595	01/07/2021
Purchase of Class A Common Stock	10,900	01/08/2021
Purchase of Class A Common Stock	987	01/08/2021
Purchase of Class A Common Stock	2,180	01/08/2021
Purchase of Class A Common Stock	92,650	01/11/2021
Purchase of Class A Common Stock	39,717	01/11/2021
Purchase of Class A Common Stock	2,725	01/13/2021
Sale of Class A Common Stock	(6,189)	01/27/2021
Sale of Class A Common Stock	(7,253)	01/27/2021
Purchase of Class A Common Stock	2,725	01/28/2021
Purchase of Class A Common Stock	5,450	01/28/2021
Purchase of Class A Common Stock	4,360	01/29/2021
Purchase of Class A Common Stock	2,180	01/29/2021
Sale of Class A Common Stock	(1,328)	02/03/2021
Purchase of Class A Common Stock	19,940	02/23/2021
Purchase of Class A Common Stock	12,404	02/23/2021
Sale of March 19, 2021 Put Option ($18.00 Strike Price)	(26,000)	03/04/2021
Purchase of Class A Common Stock	5,500	03/04/2021
Purchase of Class A Common Stock	6,959	03/05/2021
Sale of Class A Common Stock	(1,976)	03/22/2021
Sale of Class A Common Stock	(21,217)	03/22/2021
Sale of Class A Common Stock	(5,067)	04/07/2021
Sale of Class A Common Stock	(45,599)	04/08/2021
Sale of Class A Common Stock	(96,264)	04/08/2021
Purchase of Class A Common Stock	61,050	04/20/2021
Purchase of Class A Common Stock	49,950	04/20/2021
Purchase of Class A Common Stock	27,940	04/21/2021
Purchase of Class A Common Stock	5,650	05/04/2021
Purchase of Class A Common Stock	8,623	05/04/2021
Purchase of Class A Common Stock	22,600	05/04/2021
Purchase of Class A Common Stock	15,702	05/05/2021

STARBOARD VALUE LP

(Through the Starboard Value LP Account)

Purchase of Class A Common Stock	5,327	07/16/2019
Purchase of Class A Common Stock	5,580	07/17/2019

Purchase of Class A Common Stock	4,650	07/22/2019
Purchase of Class A Common Stock	4,650	07/23/2019
Purchase of Class A Common Stock	9,300	07/31/2019
Purchase of Class A Common Stock	2,822	08/01/2019
Purchase of Class A Common Stock	18,500	08/02/2019
Purchase of Class A Common Stock	9,250	08/05/2019
Purchase of Class A Common Stock	4,625	08/09/2019
Purchase of Class A Common Stock	4,625	08/12/2019
Purchase of Class A Common Stock	4,625	08/13/2019
Purchase of Class A Common Stock	9,250	08/14/2019
Purchase of Class A Common Stock	19,055	08/20/2019
Purchase of Class A Common Stock	5,800	08/20/2019
Purchase of Class A Common Stock	18,500	08/21/2019
Purchase of Class A Common Stock	6,513	08/22/2019
Purchase of Class A Common Stock	140	08/23/2019
Purchase of Class A Common Stock	9,907	08/23/2019
Purchase of Class A Common Stock	80,908	08/23/2019
Purchase of Class A Common Stock	2,553	08/23/2019
Purchase of Class A Common Stock	101,749	08/23/2019
Purchase of Class A Common Stock	92,500	08/29/2019
Purchase of Class A Common Stock	14,319	08/29/2019
Purchase of Class A Common Stock	78,181	08/29/2019
Purchase of Class A Common Stock	26,428	08/30/2019
Purchase of Class A Common Stock	21,803	08/30/2019
Purchase of Class A Common Stock	4,916	08/30/2019
Purchase of Class A Common Stock	18,500	08/30/2019
Purchase of Class A Common Stock	20,853	08/30/2019
Purchase of Class A Common Stock	465,003	09/03/2019
Purchase of Class A Common Stock	38,688	09/03/2019
Purchase of Class A Common Stock	94,485	09/03/2019
Purchase of Class A Common Stock	24,872	09/03/2019
Sale of Class A Common Stock	(96,148)	09/04/2019
Sale of Class A Common Stock	(48,030)	09/04/2019
Sale of Class A Common Stock	(13,521)	09/05/2019
Sale of Class A Common Stock	(49,576)	09/05/2019
Sale of Class A Common Stock	(1,400)	09/05/2019
Sale of Class A Common Stock	(2,636)	09/06/2019
Exercise of Forward Contract	245,924	09/09/2019
Purchase of Class A Common Stock	18,300	09/27/2019
Sale of Class A Common Stock	(35,200)	11/27/2019
Purchase of Class A Common Stock	18,263	12/09/2019
Purchase of Class A Common Stock	547	12/10/2019
Purchase of Class A Common Stock	6,840	12/10/2019
Purchase of Class A Common Stock	8,550	12/11/2019
Exercise of Forward Contract	128,721	01/21/2020
Exercise of Forward Contract	330,675	01/28/2020
Exercise of Forward Contract	265,220	01/28/2020
Purchase of Class A Common Stock	24,150	03/06/2020
Purchase of Class A Common Stock	3,952	03/09/2020
Purchase of Class A Common Stock	4,025	03/23/2020
Sale of Class A Common Stock	(4,317)	03/30/2020

Sale of Class A Common Stock	(17,268)	03/31/2020
Sale of Class A Common Stock	(8,728)	04/28/2020
Sale of Class A Common Stock	(34,536)	04/29/2020
Purchase of Class A Common Stock	167	05/01/2020
Purchase of Class A Common Stock	12,358	05/01/2020
Sale of Class A Common Stock	(38,844)	05/07/2020
Sale of Class A Common Stock	(34,528)	05/08/2020
Sale of Class A Common Stock	(38,845)	05/11/2020
Sale of Class A Common Stock	(2,785)	05/12/2020
Sale of Class A Common Stock	(34,528)	05/12/2020
Sale of Class A Common Stock	(27,427)	05/13/2020
Sale of Class A Common Stock	(5,360)	05/15/2020
Sale of Class A Common Stock	(8,632)	05/18/2020
Sale of Class A Common Stock	(17,083)	05/20/2020
Sale of Class A Common Stock	(764)	05/27/2020
Sale of Class A Common Stock	(68,803)	05/27/2020
Sale of Class A Common Stock	(86,321)	05/27/2020
Sale of Class A Common Stock	(5,111)	05/27/2020
Sale of Class A Common Stock	(20,276)	05/28/2020
Sale of Class A Common Stock	(8,632)	05/28/2020
Sale of Class A Common Stock	(8,632)	05/29/2020
Sale of Class A Common Stock	(43,160)	05/29/2020
Purchase of Class A Common Stock	15,120	06/04/2020
Purchase of Class A Common Stock	4,200	06/05/2020
Purchase of Class A Common Stock	21,000	06/05/2020
Purchase of Class A Common Stock	2,804	06/08/2020
Purchase of Class A Common Stock	6,184	06/11/2020
Purchase of Class A Common Stock	1,092	06/12/2020
Sale of Class A Common Stock	(25,874)	06/22/2020
Purchase of Class A Common Stock	5,950	07/14/2020
Purchase of Class A Common Stock	2,550	07/16/2020
Purchase of Class A Common Stock	8,500	07/24/2020
Purchase of Class A Common Stock	3,400	07/27/2020
Purchase of Class A Common Stock	1,132	08/03/2020
Purchase of Class A Common Stock	2,865	08/06/2020
Purchase of Class A Common Stock	1,073	08/07/2020
Purchase of Class A Common Stock	4,225	08/11/2020
Purchase of Class A Common Stock	4,225	08/13/2020
Purchase of Class A Common Stock	2,701	08/14/2020
Sale of Class A Common Stock	(11,072)	08/26/2020
Sale of Class A Common Stock	(8,517)	08/26/2020
Sale of Class A Common Stock	(1,499)	08/27/2020
Sale of Class A Common Stock	(22,745)	08/27/2020
Sale of Class A Common Stock	(9,823)	08/27/2020
Sale of Class A Common Stock	(51,101)	08/27/2020
Purchase of Class A Common Stock	17,000	09/04/2020
Purchase of Class A Common Stock	4,250	09/11/2020
Purchase of Class A Common Stock	8,500	09/14/2020
Purchase of Class A Common Stock	8,500	09/15/2020
Purchase of Class A Common Stock	8,500	09/17/2020
Purchase of Class A Common Stock	8,500	09/18/2020

Purchase of Class A Common Stock	8,500	09/23/2020
Purchase of Class A Common Stock	17,000	09/24/2020
Purchase of Class A Common Stock	5,100	09/25/2020
Purchase of Class A Common Stock	4,250	09/30/2020
Purchase of Class A Common Stock	16,700	10/01/2020
Purchase of Class A Common Stock	4,175	10/02/2020
Purchase of Class A Common Stock	4,175	10/05/2020
Purchase of Class A Common Stock	4,175	10/19/2020
Purchase of Class A Common Stock	12,525	10/20/2020
Purchase of Class A Common Stock	3,340	10/21/2020
Purchase of Class A Common Stock	2,407	10/21/2020
Purchase of Class A Common Stock	61,053	10/21/2020
Purchase of Class A Common Stock	19,087	10/22/2020
Purchase of Class A Common Stock	4,072	10/23/2020
Purchase of Class A Common Stock	16,741	10/23/2020
Purchase of Class A Common Stock	5,094	10/26/2020
Purchase of Class A Common Stock	16,950	10/26/2020
Purchase of Class A Common Stock	28,056	10/26/2020
Purchase of Class A Common Stock	25,050	10/27/2020
Purchase of Class A Common Stock	16,700	10/28/2020
Purchase of Class A Common Stock	16,700	10/28/2020
Purchase of Class A Common Stock	7,633	12/02/2020
Purchase of Class A Common Stock	13,617	12/02/2020
Sale of Class A Common Stock	(4,285)	12/16/2020
Sale of Class A Common Stock	(1,492)	12/16/2020
Purchase of Class A Common Stock	3,850	01/06/2021
Purchase of Class A Common Stock	9,240	01/07/2021
Purchase of Class A Common Stock	12,144	01/07/2021
Purchase of Class A Common Stock	15,400	01/08/2021
Purchase of Class A Common Stock	1,394	01/08/2021
Purchase of Class A Common Stock	3,080	01/08/2021
Purchase of Class A Common Stock	130,900	01/11/2021
Purchase of Class A Common Stock	56,113	01/11/2021
Purchase of Class A Common Stock	3,850	01/13/2021
Sale of Class A Common Stock	(10,187)	01/27/2021
Sale of Class A Common Stock	(11,937)	01/27/2021
Purchase of Class A Common Stock	3,850	01/28/2021
Purchase of Class A Common Stock	7,700	01/28/2021
Purchase of Class A Common Stock	6,160	01/29/2021
Purchase of Class A Common Stock	3,080	01/29/2021
Sale of Class A Common Stock	(2,181)	02/03/2021
Purchase of Class A Common Stock	28,171	02/23/2021
Purchase of Class A Common Stock	17,525	02/23/2021
Purchase of Class A Common Stock	7,700	03/04/2021
Purchase of Class A Common Stock	9,743	03/05/2021
Sale of Class A Common Stock	(3,231)	03/22/2021
Sale of Class A Common Stock	(34,695)	03/22/2021
Sale of Class A Common Stock	(8,285)	04/07/2021
Sale of Class A Common Stock	(74,565)	04/08/2021
Sale of Class A Common Stock	(157,414)	04/08/2021
Purchase of Class A Common Stock	85,250	04/20/2021

Purchase of Class A Common Stock	69,750	04/20/2021
Purchase of Class A Common Stock	39,015	04/21/2021
Purchase of Class A Common Stock	6,950	05/04/2021
Purchase of Class A Common Stock	10,608	05/04/2021
Purchase of Class A Common Stock	27,800	05/04/2021
Purchase of Class A Common Stock	19,314	05/05/2021

DEBORAH S. CONRAD

Purchase of Class A Common Stock	1,082	05/17/2021

XAVIER D. WILLIAMS

Purchases of Class A Common Stock	1,100	05/24/2021

1 Represents an internal transfer of securities to Starboard X Master Fund Ltd.

2 Represents an internal transfer of securities from Starboard Value and Opportunity Master Fund Ltd.

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 19, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of July 12, 2021 for:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our Class A common stock or Series A Preferred Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 154,731,305 shares of our Class A common stock outstanding as of July 12, 2021. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options held by the person that are currently exercisable or exercisable within 60 days of July 12, 2021 and issuable upon the vesting of RSUs held by the person within 60 days of July 12, 2021. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person. There were 500,000 shares of our Series A Preferred Stock outstanding as of July 12, 2021.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Box, Inc., 900 Jefferson Ave., Redwood City, California 94063. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

II-1

Name of Beneficial Owner	Number of Class A Shares Beneficially Owned	Percent of Class A Shares Beneficially Owned	Number of Series A Preferred Shares Beneficially Owned+	Percent of Series A Preferred Shares Beneficially Owned
5% Stockholders:
The Vanguard Group, Inc.(1)	17,326,628	11.2%
Starboard Value LP(2)	13,013,663	8.4%
BlackRock, Inc.(3)	13,004,504	8.4%
Entities Affiliated with KKR(4)			149,999	30.0%
Entities Affiliated with Centerbridge(5)			116,667	23.3%
Kennedy Lewis Capital Partners Master Fund II L.P.(6)			116,667	23.3%
Oak Hill Advisor Entities (7)			116,667	23.3%

Named Executive Officers and Directors:
Aaron Levie(8)	4,157,942	2.7%
Dylan Smith(9)	2,258,254	1.5%
Stephanie Carullo(10)	567,426	*
Sue Barsamian(11)	53,149	*
Carl Bass(12)	8,130	*
Dana Evan(13)	177,989	*
Kim Hammonds(14)	32,251	*
Jack Lazar(15)	20,230	*
Peter Leav(16)	35,311	*
Dan Levin(17)	1,142,753	*
Bethany Mayer(18)	9,746	*
John Park	—	*
All executive officers and directors as a group (12 persons)(19)	8,463,181	5.3%

*	Represents beneficial ownership of less than one percent (1%).

+	None of the holders of Series A Preferred Shares beneficially owns more than 5% of the Class A Shares.

(1)	According to a Schedule 13G/A filed with the SEC on February 10, 2021, The Vanguard Group, Inc. (“Vanguard”), as investment advisor, has sole voting power with respect to none of the reported shares, shared voting power with respect to 330,503 of the reported shares, sole dispositive power with respect to 16,873,856 of the reported shares and shared dispositive power with respect to 452,772 of the reported shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

II-2

(2)	According to a Schedule 13D/A filed with the SEC on June 10, 2021. Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”) has sole voting and dispositive power with respect to 6,872,443 of the reported shares. Starboard Value and Opportunity S LLC (“Starboard S LLC”) has sole voting and dispositive power with respect to 1,275,334 of the reported shares. Starboard Value and Opportunity C LP (“Starboard C LP”) has sole voting and dispositive power with respect to 746,496 of the reported shares. Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), has sole voting and dispositive power with respect to 652,637 of the reported shares. Starboard X Master Fund Ltd (“Starboard X Master”) has sole voting and dispositive power with respect to 1,336,220 of the reported shares. Starboard Value LP has sole voting and dispositive power with respect to 2,130,533 of the reported shares held in its own account. Starboard Value R LP (“Starboard R LP”) is the general partner of Starboard C LP. Starboard Value L LP (“Starboard L GP”) is the general partner of Starboard L Master. Starboard Value R GP LLC (“Starboard R GP”) is the general partner of Starboard R LP and Starboard L GP. Starboard Value LP is the investment manager of Starboard V&O Fund, Starboard C LP and Starboard L Master and the manager of Starboard S LLC. Starboard Value GP LLC (“Starboard Value GP”) is the general partner of Starboard Value LP. Starboard Principal Co LP (“Principal Co”) is a member of Starboard Value GP. Starboard Principal Co GP LLC (“Principal GP”) is the general partner of Principal Co. Jeffrey C. Smith and Peter A. Feld, as members of Principal GP and as members of the Management Committees of Starboard Value GP and Principal GP, may be deemed the beneficial owners of (i) 6,872,443 Shares held by Starboard V&O Fund, (ii) 1,275,334 Shares held by Starboard S LLC, (iii) 746,496 Shares owned by Starboard C LP, (iv) 652,637 Shares owned by Starboard L Master, (v) 1,336,220 Shares held by Starboard X Master and (vi) 2,130,533 Shares held by Starboard Value LP. The address of the principal office of Starboard Value LP and Messrs. Smith and Feld is 777 Third Avenue, 18th Floor, New York, New York 10017.

(3)	According to a Schedule 13G/A filed with the SEC on January 29, 2021, BlackRock, Inc. (“BlackRock”), has sole voting power with respect to 12,567,806 of the reported shares and sole dispositive power with respect to all of the reported shares. BlackRock’s address is 55 East 52nd Street, New York, New York, 10055.

(4)	Represents 113,240 shares held by Powell Investors III L.P., 20,293 shares held by Tailored Opportunistic Credit Fund, 7,379 shares held by KKR-NYC Credit C L.P., 6,088 shares held by KKR-Milton Credit Holdings L.P. and 2,999 shares held by CPS Holdings (US) L.P. As of July 12, 2021, the Series A Preferred Shares held by these KKR-affiliated entities are convertible into 5,583,857 shares of Class A common stock. KKR Special Situations Fund III Limited is the general partner of Powell Investors III L.P. KKR Dislocation Opportunities (EEA) Fund SCSp is the sole shareholder of KKR Special Situations Fund III Limited. KKR Associates Dislocation Opportunities SCSp is the general partner of KKR Dislocation Opportunities (EEA) Fund SCSp. KKR Dislocation Opportunities S.a r.l. is the general partner of KKR Associates Dislocation Opportunities SCSp. KKR Dislocation Opportunities Limited is the sole shareholder of KKR Dislocation Opportunities S.a r.l. KKR-NYC Credit C GP LLC is the general partner of KKR-NYC Credit C L.P. KKR-NYC SL GP MH LLC is the sole member of KKR-NYC Credit C GP LLC. KKR Associates Milton Strategic L.P. is the general partner of KKR-Milton Credit Holdings L.P. KKR Milton Strategic Limited is the general partner of KKR Associates Milton Strategic L.P. CPS Holdings (US) GP LLC is the general partner of CPS Holdings (US) L.P. CPS Managers Fund (US) L.P. is the sole member of CPS Holdings (US) GP LLC. CPS Associates (US) L.P. is the general partner of CPS Managers Fund (US) L.P. CPS (US) LLC is the general partner of CPS Associates (US) L.P. KKR Credit Fund Advisors LLC is an investment advisor to Powell Investors III L.P. and KKR-NYC Credit C L.P. and is a wholly-owned subsidiary of KKR Credit Advisors (US) LLC., which, along with KKR Australia Investment Management Pty Limited, is the investment advisor to Tailored Opportunistic Credit Fund and KKR-Milton Credit Holdings L.P. KKR Australia Pty Limited is the sole shareholder of KKR Australia Investment Management Pty Limited. KKR Asia LLC is the sole shareholder of KKR Australia Pty Limited. Kohlberg Kravis Roberts & Co. L.P. is the holder of all of the outstanding equity interests in KKR Credit Advisors (US) LLC and KKR Asia LLC and is the investment advisor to CPS Managers Fund (US) L.P. KKR & Co. GP LLC is the general partner of Kohlberg Kravis Roberts & Co. L.P. KKR Holdco LLC is the sole member of KKR & Co. GP LLC. KKR Group Partnership L.P. is the sole shareholder of each of KKR Dislocation Opportunities Limited and KKR Milton Strategic Limited and the sole member of each of KKR-NYC SL GP MH LLC, CPS (US) LLC and KKR Holdco LLC. KKR Group Holdings Corp. is the general partner of KKR Group Partnership L.P. KKR & Co. Inc. is the sole shareholder of KKR Group Holdings Corp. KKR Management LLP is the Series I preferred stockholder of KKR & Co. Inc. Messrs. Henry R. Kravis and George R. Roberts are the founding partners of KKR Management LLP. The principal business address of each of the entities and persons identified above, other than Kohlberg Kravis Roberts & Co. L.P., KKR & Co. GP LLC, KKR Holdco LLC, KKR Group Partnership L.P., KKR Group Holdings Corp., KKR & Co. Inc., KKR Management LLP and Messrs. Kravis and Roberts is 555 California Street, 50th Floor, San Francisco, CA 94104, the principal business address of the other entities and Mr. Kravis is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, NY 10001 and the principal business address of Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

II-3

(5)	Represents 25,167 shares held by Centerbridge Credit Partners Master, L.P. and 91,500 shares held by Centerbridge Special Credit Partners III-Flex, L.P. As of July 12, the Series A Preferred Shares held by these Centerbridge-affiliated entities are convertible into 4,343,043 shares of Class A common stock. Centerbridge Credit GP Investors, L.L.C. (“Credit GP Investors”) is the sole director of Centerbridge Credit Cayman GP, Ltd. (“Credit Cayman GP”), which is the general partner of Centerbridge Credit Partners Offshore General Partner, L.P. (“Credit Partners Offshore GP”), which is the general partner of Centerbridge Credit Partners Master, L.P. (“Credit Partners Master”), and may be deemed to share beneficial ownership over the securities held of record by Credit Partners Master. As the managing member of Credit GP Investors, Jeffrey H. Aronson may be deemed to share beneficial ownership with respect to the securities held of record by Credit Partners Master. Such persons and entities expressly disclaim beneficial ownership of the securities held of record by Credit Partners Master, except to the extent of any proportionate pecuniary interest therein. The address of each of Credit GP Investors, Credit Cayman GP, Credit Partners Offshore GP, Credit Partners Master and Mr. Aronson, respectively, is 375 Park Avenue, 11th Floor, New York, New York 10152. CSCP III Cayman GP Ltd. (“CSCP III Cayman GP”) is the general partner of Centerbridge Special Credit Partners General Partner III, L.P. (“Special Credit III GP”), which is the general partner of Centerbridge Special Credit Partners III-Flex, L.P. (“SC III-Flex”), and may be deemed to share beneficial ownership over the securities held of record by SC III-Flex. As the director of CSCP III Cayman GP, Jeffrey H. Aronson may be deemed to share beneficial ownership with respect to the securities held of record by SC III-Flex. Such persons and entities expressly disclaim beneficial ownership of the securities held of record by SC III-Flex, except to the extent of any proportionate pecuniary interest therein. The address of each of CSCP III Cayman GP, Special Credit III GP, SC III-Flex and Mr. Aronson, respectively, is 375 Park Avenue, 11th Floor, New York, New York 10152.

(6)	As of July 12, 2021, the Series A Preferred Shares held by Kennedy Lewis Capital Partners Master Fund II L.P. are convertible into 4,343,043 shares of Class A common stock. Kennedy Lewis GP II LLC is the general partner of Kennedy Lewis Capital Partners Master Fund II L.P. and Kennedy Lewis Management LP is the Investment Advisor of Kennedy Lewis Capital Partners Master Fund II L.P. and share voting and investment control with respect to the securities held of record by Kennedy Lewis Capital Partners Master Fund II L.P. Darren Richman and David Chene are the principals of Kennedy Lewis GP II LLC and Kennedy Lewis Management LP. The address of Kennedy Lewis Capital Partners Master Fund II L.P. is 111 West 33rd Street, Suite 1910, New York, NY 10120.

(7)	Interests shown are held by entities advised and/or managed by Oak Hill Advisors, L.P. or its affiliate (each, an “Oak Hill Advisors Entity”). Interests shown consists of 900 shares held by ALOHA European Credit Fund, L.P., 2,800 shares held by Future Fund Board of Guardians, 900 shares held by Illinois State Board of Investment, 1,400 shares held by Indiana Public Retirement System, 2,800 shares held by OHA AD Customized Credit Fund (International), L.P., 4,100 shares held by OHA Artesian Customized Credit Fund I, L.P., 700 shares held by OHA BCSS SSD II, L.P., 8,800 shares held by OHA Black Bear Fund, L.P., 5,300 shares held by OHA Centre Street Partnership, L.P., 8,800 shares held by OHA Credit Solutions Master Fund II SPV, L.P., 6,500 shares held by OHA Delaware Customized Credit Fund Holdings, L.P., 1,100 shares held by OHA Delaware Customized Credit Fund-F, L.P., 5,900 shares held by OHA Dynamic Credit ORCA Fund, L.P., 800 shares held by OHA Enhanced Credit Strategies Master Fund, L.P., 5,200 shares held by OHA KC Customized Credit Master Fund, L.P., 800 shares held by OHA MPS SSD II, L.P., 4,200 shares held by OHA SA Customized Credit Fund, L.P., 21,500 shares held by OHA Strategic Credit Master Fund II, L.P., 3,600 shares held by OHA Structured Products Master Fund D, L.P., 28,567 shares held by OHA Tactical Investment Master Fund, L.P., 1,200 shares held by OHAT Credit Fund, L.P. and 800 shares held by The Coca-Cola Company Master Retirement Trust. As of July 12, 2021, the Series A Preferred Shares held by these Oak Hill Advisors entities are convertible into 4,343,032 shares of Class A common stock. The business address for the Oak Hill Advisors Entities is One Vanderbilt Avenue 16th Floor New York, NY 10017. Glenn R. August is the Founder, Senior Partner and Chief Executive Officer of Oak Hill Advisors, L.P. The interests beneficially owned by the Oak Hill Advisors Entities may also be deemed to be beneficially owned by Mr. August. Mr. August disclaims beneficial ownership of our Series A Preferred Shares beyond his pecuniary interest in the Oak Hill Advisors Entities for purposes of Section 16 under the Exchange Act.

(8)	Consists of (i) 2,141,275 shares held by Mr. Levie and (ii) 2,016,667 shares subject to options exercisable within 60 days of July 12, 2021.

(9)	Consists of (i) 886,337 shares held by Mr. Smith, (ii) 85,000 shares held by Mr. Smith, as Trustee of the DCS GRAT of 2014, and (iii) 1,286,917 shares subject to options exercisable within 60 days of July 12, 2021.

II-4

(10)	Consists of (i) 159,092 shares held by Ms. Carullo, and (ii) 408,334 shares subject to options exercisable within 60 days of July 12, 2021.

(11)	Consists of (i) 14,363 shares held by Ms. Barsamian, (ii) 28,726 shares subject to options exercisable within 60 days of July 12, 2021 and (iii) 10,060 shares issuable upon the vesting of restricted stock units within 60 days of July 12, 2021.

(12)	Consists of 8,130 shares held by Mr. Bass.

(13)	Consists of (i) 110,567 shares held by Ms. Evan, (ii) 57,362 shares subject to options exercisable within 60 days of July 12, 2021, and (iii) 10,060 shares issuable upon the vesting of restricted stock units within 60 days of July 12, 2021.

(14)	Consists of (i) 3,329 shares held by Ms. Hammonds, (ii) 18,862 shares subject to options held by Ms. Hammonds that are exercisable within 60 days of July 12, 2021, and (iii) 10,060 shares issuable upon the vesting of restricted stock units within 60 days of July 12, 2021.

(15)	Consists of (i) 5,277 shares held by Mr. Lazar and (ii) 14,953 shares subject to options held by Mr. Lazar that are exercisable within 60 days of July 12, 2021.

(16)	Consists of (i) 7,974 shares held by Mr. Leav, (ii) 17,277 shares subject to options held by Mr. Leav that are exercisable within 60 days of July 12, 2021, and (iii) 10,060 shares issuable upon the vesting of restricted stock units within 60 days of July 12, 2021.

(17)	Consists of (i) 11,106 shares held by Mr. Levin, (ii) 128,600 shares held of record by Daniel J. Levin and Naomi J. Andrews, as Trustees of the Levin/Andrews Family Trust dated 9/18/99, (iii) 992,987 shares subject to options exercisable within 60 days of July 12, 2021, and (iv) 10,060 shares issuable upon the vesting of restricted stock units within 60 days of July 12, 2021.

(18)	Consists of 9,746 shares held by Ms. Mayer.

(19)	Consists of (i) 3,570,796 shares outstanding as of July 12, 2021, (ii) 4,842,085 shares subject to options exercisable within 60 days of July 12, 2021 and (iii) 50,300 shares issuable upon the vesting of restricted stock units within 60 days of July 12, 2021.

II-5

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Voting Stock you own, please give Starboard your proxy FOR the election of the Nominees and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed WHITE proxy card;

•	DATING the enclosed WHITE proxy card; and

•	MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

You may vote your shares virtually at the Annual Meeting, however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your WHITE proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Voting Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Voting Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed WHITE voting form.

If you have any questions, require assistance in voting your WHITE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (855) 208-8901

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

WHITE PROXY CARD

BOX, INC.

2021 Annual Meeting OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD AND THE OTHER PARTICPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF BOX, INC.
IS NOT SOLICITING THIS PROXY

P         R         O         X         Y

The undersigned appoints Jeffrey C. Smith and Peter A. Feld, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock (the “Common Stock”) of BOX, Inc. (the “Company”) and all shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock” and together with the Common Stock, the “Voting Stock”) which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held virtually on Thursday, September 9, 2021, at 8:00 a.m. Pacific Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Voting Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Starboard Value and Opportunity Master Fund Ltd (“Starboard”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3, “FOR” PROPOSAL 4 AND “FOR” PROPOSAL 5.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Starboard’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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☒ Please mark vote as in this example

STARBOARD STRONGLY RECOMMENDS THAT Stockholders VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. STARBOARD RECOMMENDS STOCKHOLDERS VOTE IN FAVOR OF PROPOSALS 2 AND 4 AND AGAINST PROPOSAL 3. STARBOARD MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 5.

1.	Starboard’s proposal to elect Deborah S. Conrad, Peter A. Feld, and Xavier D. Williams as directors of the Company.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Deborah S. Conrad Peter A. Feld Xavier D. Williams	[ ]	[ ]	[ ] ________________ ________________

Starboard does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the shares of Voting Stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Starboard has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of Voting Stock represented by this proxy card will be voted for such substitute nominee(s).

STARBOARD INTENDS TO USE THIS PROXY TO VOTE “FOR ALL NOMINEES”, WHICH INCLUDES MESSRS. feld and williams aND MS. conrad.

THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS DIRECTORS IF OUR NOMINEES ARE ELECTED.

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

2. Company’s proposal to approve an amendment to the Company’s 2015 Employee Stock Purchase Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3. Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

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4. Company’s proposal to approve an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) to eliminate the supermajority stockholder vote requirement to amend certain provisions of the Charter.

☐	FOR	☐	AGAINST	☐	ABSTAIN

5. Company’s proposal to ratify the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2022.

☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: ____________________________

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(Signature)

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(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.